UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1677

John Hancock Capital Series
(Exact name of registrant as specified in charter)

101 Huntington Avenue, Boston, Massachusetts 02199
(Address of principal executive offices) (Zip code)

Susan S. Newton, Secretary
101 Huntington Avenue
Boston, Massachusetts 02199
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-375-1702

Date of fiscal year end:      December 31

Date of reporting period:     December 31, 2004

ITEM 1.  REPORT TO SHAREHOLDERS.


JOHN HANCOCK
Core Equity Fund

12.31.2004

Annual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chief Executive Officer, flush left next to first paragraph.]


CEO CORNER

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Your expenses
page 8

Fund's investments
page 10

Financial statements
page 18

Trustees & officers
page 33

For more information
page 37


Dear Fellow Shareholders,

The stock market advanced for the second straight year, largely on the wings of a strong post-election rally that produced solid returns for the major indexes in 2004. For much of the year, the market was fairly dull, moving mostly sideways as investors worried about higher interest rates, sky-rocketing oil prices, the tight presidential election and the war in Iraq. With the election complete and oil prices moderating, investors felt more confident, and the broad Standard & Poor's 500 Index wound up returning 10.88% for the year. The Dow Jones Industrial Average returned 5.40% and a late and strong rally in technology stocks helped the Nasdaq Composite Index move from a negative stance in October to finish the year with a 9.15% return. Despite the Federal Reserve's five hikes in short-term interest rates, bonds still turned in positive results, with the Lehman Brothers Aggregate Bond Index up 4.34%.

In October, you may recall we requested your vote on a proposal regarding the election of your fund's Board of Trustees. We are pleased to report that shareholders overwhelmingly approved the proposal, which became effective January 1, 2005. As a result, all open-end John Hancock funds now have the same Board of Trustees, comprised of 11 members -- ten of them, including the Chairman, are independent Trustees with no direct or indirect interest in John Hancock Advisers, LLC, your fund's investment adviser. We believe this move is a way to improve the effectiveness of the Trustees' oversight of the funds, and we are grateful for your support.

Sincerely,

/S/ JAMES A. SHEPHERDSON

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of December 31, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
above-average total
return (capital
appreciation plus
income) by normally
investing at least
80% of its assets in a
diversified portfolio
of primarily large-
capitalization stocks.
The portfolio's risk
profile is similar to
that of the Standard
& Poor's 500 Index.

Over the last twelve months

* A fourth-quarter rally helped U.S. stocks post decent gains for the year.

* The Fund slightly underperformed the S&P 500 in the first half of 2004, but roughly kept pace with the index in the second half.

* High energy prices and five rate hikes by the Federal Reserve Board were factors keeping a lid on share prices in 2004.


[Bar chart with heading "John Hancock Core Equity Fund." Under the heading is a note that reads "Fund performance for the year ended December 31, 2004." The chart is scaled in increments of 5% with 0% at the bottom and 10% at the top. The first bar represents the 8.78% total return for Class A. The second bar represents the 7.98% total return for Class B. The third bar represents the 7.98% total return for Class C. The fourth bar represents the 9.39% total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested. These returns do not reflect the deduction of the maximum sales charge, which would reduce the performance shown above."]


Top 10 holdings

 3.3%   General Electric Co.
 3.0%   Citigroup, Inc.
 3.0%   Johnson & Johnson
 2.8%   Exxon Mobil Corp.
 2.4%   Microsoft Corp.
 2.2%   Bank of America Corp.
 2.0%   Home Depot, Inc. (The)
 1.8%   Disney (Walt) Co. (The)
 1.7%   Altria Group, Inc.
 1.6%   International Business Machines Corp.

As a percentage of net assets on December 31, 2004.

BY PAUL McMANUS FOR THE PORTFOLIO MANAGEMENT TEAM

MANAGERS'
REPORT

JOHN HANCOCK
Core Equity Fund

U.S. stocks were range-bound for most of 2004, as reasonably good earnings and economic growth, along with low inflation, were counterbalanced by high crude oil prices, rising interest rates and uncertainty over the outcome of the nation's presidential race. However, in the fourth quarter, the broadly based Standard & Poor's 500 Index turned in a decent rally, aided by several factors. For one thing, the price of crude oil, having peaked around $55 per barrel in October, began to ease. Meanwhile, the economy continued its expansion and even accelerated a bit in the third quarter, growing at an annual rate of 4.0%, versus 3.3% in the second quarter. Finally, investors appeared relieved that the presidential election was completed without a repeat of the procedural problems seen in 2000. The late rally enabled the S&P 500 to post a 10.88% return for the full year.

Looking at performance

For the 12 months ended December 31, 2004, John Hancock Core Equity Fund's Class A, Class B, Class C and Class I shares returned 8.78%, 7.98%, 7.98% and 9.39%, respectively, at net asset value. By comparison, the average large-cap core fund returned 7.78%, according to Lipper, Inc.1 Keep in mind that your net asset value returns will differ from those listed above if you were not invested in the Fund for the entire period or did not reinvest all distributions. Historical performance information can be found on pages six and seven.

"...in the fourth quarter, the
 broadly based Standard &
 Poor's 500 Index turned in
 a decent rally..."

For the year as a whole, large-cap stocks underperformed mid- and small-caps, while value maintained a significant edge over growth. The Fund has neither a growth nor a value bias, but instead seeks to combine elements of both by identifying undervalued stocks of companies with improving fundamentals. That said, most of our worst mistakes during the period involved situations where we overestimated the extent to which certain stocks would be helped by strengthening demand in a growing economy.

While the economy continued to grow at a moderate pace, end-user demand was lackluster in many industries, and, with valuations no longer at bargain levels, investors were relatively unforgiving in their response to the stocks of companies that released disappointing earnings or future guidance.


[Photo of Paul McManus, flush right at top of page.]


Media and technology fall short

The consumer discretionary sector -- a large category including such diverse industries as retailing, media and gaming -- was by far the biggest detractor from performance compared with the S&P 500 Index. Within the sector, media was one of the groups most detrimental to performance. Many media stocks were sidetracked by a delayed recovery in advertising spending, particularly in radio, where Clear Channel Communications was a casualty. Omnicom Group, the world's largest advertising agency, also struggled despite posting strong earnings gains.

On an absolute basis, technology was the worst-performing sector for the Fund, with the share prices of Intel and VERITAS Software both registering steep losses for the period. We had high hopes for the Fund's overweighted position in VERITAS early in the year, as we liked the security software space and thought the company was positioned for improving near-term results. However, the stock was derailed by sluggish demand and concerns -- which later turned out to be overblown -- about the company's revenue recognition practices. Not knowing the severity of VERITAS's accounting problems, we took what we thought was the prudent course and sold the stock, only to watch it recover in the second half of the year, as the accounting issue faded from most investors' radar screens and the company received a buyout offer from rival Symantec.

"Industrials and health care
 were the two sectors most beneficial
 to performance versus the S&P
 500..."

Industrials and health care provide boost

Industrials and health care were the two sectors most beneficial to performance versus the S&P 500 -- in both cases, due primarily to favorable stock selection rather than differences in relative weighting. Out of 23 industrial holdings, 20 had positive returns, and the three exceptions were limited to single-digit losses. Mega-conglomerate General Electric (GE) was one of the Fund's best contributors and also one of its largest positions. After several years of sluggish growth, the company appeared on track to post more rapid earnings increases. Additionally, in December 2004, GE raised its dividend and authorized a share buyback program of up to $15 billion over the next three years. Package hauler FedEx also aided performance, benefiting from growth in the global economy and greater operating efficiencies.


[Table at top left-hand side of page entitled "Top five sectors." The first listing is Financials 21%, the second is Information technology 16%, the third is Consumer discretionary 14%, the fourth is Health care 13%, and the fifth is Industrials 12%.]


While our picks weren't as consistently profitable in health care, we still managed to more than triple the benchmark's return in that sector. In part, this was due to underweighting large-capitalization drug companies, which continued to encounter difficulties with patent expirations, competition from generics and -- especially late in the period -- products being pulled from the market because of test results suggesting elevated health risks.


[Pie chart in middle of page with heading "Portfolio diversification As a percentage of net assets on 12-31-04." The chart is undivided: Common Stocks 100%.]

In health care, the Fund was particularly helped by its positions in Johnson & Johnson (J&J) and UnitedHealth Group. Unlike many large-cap pharmaceutical companies, J&J had no significant patent expirations on the near-term horizon. Moreover, the company benefited from being more diversified, with significant earnings generated from medical devices and personal care products as well as drugs. Managed care provider United Health Group continued to meet or exceed earnings forecasts, while announcing several acquisitions aimed at keeping the company at the forefront of innovation in providing health care plans that focus on greater patient accountability for costs.

[Table at top of page entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Period's performance...and what's behind the numbers." The first listing is General Electric followed by an up arrow with the phrase "Earnings accelerated, dividend increased." The second listing is Clear Channel Communications followed by a down arrow with the phrase "Tepid recovery in radio ad revenues." The third listing is VERITAS Software followed by a down arrow with the phrase "Slack demand, accounting concerns."]


Outlook

With economic and corporate earnings growth likely to slow a bit in 2005, we believe that stock picking could assume a more important role than it has in the recovery to date. A lot will depend on where the price of oil goes from here. We believe it was no coincidence that the market started to rally in earnest shortly after crude oil began backing off from its October highs. Then, too, the market's fate could be influenced by what the Federal Reserve Board does with interest rates and how seriously the Bush administration pursues reforms in health care and Social Security. We'll attempt to make appropriate adjustments as we see how these factors play out in the months to come.

"...we believe that stock picking could
 assume a more important role than it
 has in the recovery to date."

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. The team's statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
December 31, 2004

                              Class A      Class B      Class C      Class I 1
Inception date                6-10-91       9-7-95       5-1-98       3-1-02

Average annual returns with maximum sales charge (POP)
One year                         3.33%        2.98%        6.98%        9.39%
Five years                      -4.11        -4.17        -3.80           --
Ten years                        9.70           --           --           --
Since inception                    --         7.52         0.10         2.53

Cumulative total returns with maximum sales charge (POP)
One year                         3.33         2.98         6.98         9.39
Five years                     -18.94       -19.18       -17.61           --
Ten years                      152.29           --           --           --
Since inception                    --        96.52         0.64         7.34

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5.00%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund's current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund's Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund's Class I share prospectus.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

             Cum Value    Cum Value
               of $10K      of $10K      S&P 500
Plot Date     (No Load)     (W/Load)       Index

12-31-94       $10,000       $9,500      $10,000
1-31-95         10,226        9,717       10,259
6-30-95         11,892       11,300       12,021
12-31-95        13,720       13,037       13,758
6-30-96         15,148       14,394       15,147
12-31-96        16,634       15,807       16,917
6-30-97         19,304       18,344       20,403
12-31-97        21,489       20,420       22,561
6-30-98         25,557       24,285       26,556
12-31-98        27,687       26,309       29,008
6-30-99         30,479       28,962       32,600
12-31-99        31,113       29,564       35,112
6-30-00         31,038       29,493       34,963
12-31-00        28,700       27,272       31,915
6-30-01         27,384       26,021       29,778
12-31-01        25,579       24,306       28,122
6-30-02         22,715       21,584       24,421
12-31-02        19,735       18,753       21,907
6-30-03         21,244       20,187       24,483
12-31-03        24,407       23,192       28,190
6-30-04         24,791       23,557       29,161
12-31-04        26,550       25,229       31,258

[Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Standard & Poor's 500 Index and is equal to $31,258 as of December 31, 2004. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Core Equity Fund, without sales charge (NAV) and is equal to $26,550 as of December 31, 2004. The third bar represents the same hypothetical $10,000 investment made in the John Hancock Core Equity Fund, with sales charge
(POP) and is equal to $25,229 as of December 31, 2004.]

                         Class B 1     Class C 1     Class I 2
Period beginning          9-7-95        5-1-98        3-1-02

Core Equity Fund         $19,652       $10,064       $10,734
Index                     24,723        11,939        11,247

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of December 31, 2004. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor's 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's Class I share prospectus.

YOUR
EXPENSES

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

* Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

* Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund's actual ongoing operating expenses, and is based on your fund's actual return. It assumes an account value of $1,000.00 on June 30, 2004, with the same investment held until December 31, 2004.

Account value                            Expenses paid
$1,000.00          Ending value          during period
on 6-30-04          on 12-31-04         ended 12-31-04 1
--------------------------------------------------------
Class A               $1,071.00                  $7.81
Class B                1,067.00                  11.42
Class C                1,067.00                  11.42
Class I                1,073.80                   4.96

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at December 31, 2004 by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

 --                                --      --              --
| My account value  /                |    | "expenses paid"  |      My
|                  / $1,000.00 = 8.6 | X $|                  | =  actual
|    $8,600.00    /                  |    |    from table    |   expenses
 --                                --      --              --

Hypothetical example for comparison purposes

This table allows you to compare your fund's ongoing operating expenses with those of any other fund. It provides an example of the Fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annual return before expenses (which is not your fund's actual return). It assumes an account value of $1,000.00 on June 30, 2004, with the same investment held until December 31, 2004. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

Account value                            Expenses paid
$1,000.00           Ending value         during period
on 6-30-04          on 12-31-04         ended 12-31-04 1
---------------------------------------------------------
Class A               $1,017.60                  $7.61
Class B                1,014.09                  11.13
Class C                1,014.08                  11.13
Class I                1,020.35                   4.83

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund's annualized expense ratio of 1.50%, 2.20%, 2.20% and 0.95% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 or 366] (to reflect the one-half year period).

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
December 31, 2004

This schedule is divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


Issuer                                                                                         Shares           Value
Common stocks 100.08%                                                                                    $410,758,511
(Cost $316,561,819)

Aerospace & Defense 0.89%                                                                                   3,634,254
Boeing Co. (The)                                                                               70,200       3,634,254

Air Freight & Logistics 1.25%                                                                               5,151,027
FedEx Corp.                                                                                    52,300       5,151,027

Apparel Retail 1.06%                                                                                        4,343,496
Abercrombie & Fitch Co. (Class A)                                                              37,100       1,741,845
Limited Brands                                                                                113,017       2,601,651

Application Software 0.78%                                                                                  3,201,891
Autodesk, Inc.                                                                                 51,600       1,958,220
Citrix Systems, Inc. (I)                                                                       50,700       1,243,671

Auto Parts & Equipment 0.36%                                                                                1,494,155
Magna International, Inc. (Class A) (Canada)                                                   18,100       1,494,155

Biotechnology 1.24%                                                                                         5,099,925
Amgen, Inc. (I)                                                                                79,500       5,099,925

Broadcasting & Cable TV 1.26%                                                                               5,155,072
Comcast Corp. (Class A) (I)(L)                                                                154,900       5,155,072

Building Products 0.24%                                                                                       986,310
Masco Corp.                                                                                    27,000         986,310

Casinos & Gaming 0.01%                                                                                         50,880
Las Vegas Sands Corp. (I)                                                                       1,060          50,880

Communications Equipment 2.95%                                                                             12,089,655
Cisco Systems, Inc. (I)(L)                                                                    248,100       4,788,330
Comverse Technology, Inc. (I)(L)                                                               55,300       1,352,085
Motorola, Inc.                                                                                217,700       3,744,440
QUALCOMM, Inc.                                                                                 52,000       2,204,800

See notes to
financial statements.


10


FINANCIAL STATEMENTS


Issuer                                                                                         Shares           Value
Computer & Electronics Retail 1.24%                                                                        $5,098,752
Best Buy Co., Inc.                                                                             42,800       2,543,176
Circuit City Stores-Circuit City Group                                                        163,400       2,555,576

Computer Hardware 3.48%                                                                                    14,284,720
Apple Computer, Inc. (I)                                                                       48,500       3,123,400
Dell, Inc. (I)                                                                                110,700       4,664,898
International Business Machines Corp.                                                          65,900       6,496,422

Computer Storage & Peripherals 0.58%                                                                        2,370,278
EMC Corp. (I)                                                                                 159,400       2,370,278

Construction & Farm Machinery & Heavy Trucks 0.37%                                                          1,533,357
Cummins, Inc.                                                                                  18,300       1,533,357

Consumer Finance 1.72%                                                                                      7,048,358
Capital One Financial Corp. (L)                                                                44,600       3,755,766
MBNA Corp.                                                                                    116,800       3,292,592

Data Processing & Outsourced Services 1.51%                                                                 6,189,420
Automatic Data Processing, Inc.                                                                64,000       2,838,400
Computer Sciences Corp. (I)(L)                                                                 40,400       2,277,348
DST Systems, Inc. (I)                                                                          20,600       1,073,672

Department Stores 1.08%                                                                                     4,449,645
Federated Department Stores, Inc.                                                              52,900       3,057,091
Nordstrom, Inc.                                                                                29,800       1,392,554

Distillers & Vintners 0.52%                                                                                 2,130,158
Constellation Brands, Inc. (I)                                                                 45,800       2,130,158

Diversified Banks 4.41%                                                                                    18,114,022
Bank of America Corp.                                                                         195,600       9,191,244
Comerica, Inc.                                                                                 34,900       2,129,598
Wachovia Corp.                                                                                 98,900       5,202,140
Wells Fargo & Co.                                                                              25,600       1,591,040

Diversified Chemicals 0.91%                                                                                 3,723,152
Dow Chemical Co. (The)                                                                         75,200       3,723,152

Diversified Commercial Services 0.62%                                                                       2,551,985
Accenture Ltd. (Class A) (Bermuda) (I)(L)                                                      61,600       1,663,200
Dun & Bradstreet Corp. (The) (I)                                                               14,900         888,785

Diversified Metals & Mining 0.39%                                                                           1,582,720
Phelps Dodge Corp.                                                                             16,000       1,582,720

See notes to
financial statements.


11


FINANCIAL STATEMENTS


Issuer                                                                                         Shares           Value
Electric Utilities 1.76%                                                                                   $7,225,288
Edison International                                                                           99,200       3,177,376
TXU Corp.                                                                                      62,700       4,047,912

Electrical Components & Equipment 1.31%                                                                     5,374,375
Emerson Electric Co.                                                                           27,400       1,920,740
Rockwell Automation, Inc. (L)                                                                  69,700       3,453,635

Electronic Equipment Manufacturers 0.40%                                                                    1,640,184
Vishay Intertechnology, Inc. (I)(L)                                                           109,200       1,640,184

Fertilizers & Agricultural Chemicals 0.47%                                                                  1,944,250
Monsanto Co.                                                                                   35,000       1,944,250

Footwear 0.80%                                                                                              3,264,840
Nike, Inc. (Class B)                                                                           36,000       3,264,840

Forest Products 0.44%                                                                                       1,791,580
Louisiana-Pacific Corp.                                                                        67,000       1,791,580

Health Care Distributors 0.87%                                                                              3,561,876
AmerisourceBergen Corp. (L)                                                                    60,700       3,561,876

Health Care Equipment 0.45%                                                                                 1,851,680
Becton, Dickinson & Co.                                                                        32,600       1,851,680

Home Improvement Retail 2.41%                                                                               9,890,375
Home Depot, Inc. (The)                                                                        195,800       8,368,492
Sherwin-Williams Co. (The)                                                                     34,100       1,521,883

Homebuilding 0.54%                                                                                          2,198,502
Centex Corp.                                                                                   36,900       2,198,502

Hotels, Resorts & Cruise Lines 0.39%                                                                        1,599,692
Marriott International, Inc. (Class A)                                                         25,400       1,599,692

Household Appliances 0.58%                                                                                  2,380,914
Stanley Works Co. (The) (L)                                                                    48,600       2,380,914

Household Products 1.31%                                                                                    5,361,937
Kimberly-Clark Corp.                                                                           48,500       3,191,785
Procter & Gamble Co. (The)                                                                     39,400       2,170,152

Housewares & Specialties 1.41%                                                                              5,795,920
Fortune Brands, Inc.                                                                           46,700       3,604,306
Newell Rubbermaid, Inc.                                                                        90,600       2,191,614

Hypermarkets & Super Centers 0.54%                                                                          2,207,876
Wal-Mart Stores, Inc.                                                                          41,800       2,207,876

See notes to
financial statements.


12


FINANCIAL STATEMENTS


Issuer                                                                                         Shares           Value
Industrial Conglomerates 4.94%                                                                            $20,259,962
General Electric Co.                                                                          376,600      13,745,900
Textron, Inc.                                                                                  51,800       3,822,840
Tyco International Ltd. (Bermuda) (L)                                                          75,300       2,691,222

Industrial Machinery 0.68%                                                                                  2,803,585
Danaher Corp.                                                                                  23,900       1,372,099
Parker- Hannifin Corp.                                                                         18,900       1,431,486

Integrated Oil & Gas 5.08%                                                                                 20,863,364
BP Plc, American Depositary Receipt (ADR) (United Kingdom)                                     20,400       1,191,360
ConocoPhillips                                                                                 71,500       6,208,345
Exxon Mobil Corp.                                                                             226,400      11,605,264
Murphy Oil Corp.                                                                               23,100       1,858,395

Integrated Telecommunication Services 2.30%                                                                 9,431,323
CenturyTel, Inc.                                                                               23,700         840,639
Citizens Communications Co.                                                                    78,000       1,075,620
Sprint Corp.                                                                                   76,800       1,908,480
Verizon Communications, Inc. (L)                                                              138,400       5,606,584

Investment Banking & Brokerage 2.49%                                                                       10,236,874
Bear Stearns Cos., Inc. (The)                                                                  24,000       2,455,440
Goldman Sachs Group, Inc. (The) (L)                                                            45,800       4,765,032
Morgan Stanley                                                                                 54,330       3,016,402

Leisure Products 0.71%                                                                                      2,900,700
Brunswick Corp.                                                                                58,600       2,900,700

Life & Health Insurance 1.76%                                                                               7,215,168
Lincoln National Corp.                                                                         30,000       1,400,400
Prudential Financial, Inc.                                                                    105,800       5,814,768

Managed Health Care 3.67%                                                                                  15,076,869
Aetna, Inc.                                                                                    29,600       3,692,600
Humana, Inc. (I)                                                                               50,300       1,493,407
UnitedHealth Group, Inc.                                                                       55,400       4,876,862
WellPoint, Inc. (I)(L)                                                                         43,600       5,014,000

Movies & Entertainment 1.76%                                                                                7,205,760
Disney (Walt) Co. (The) (L)                                                                   259,200       7,205,760

Multi-Line Insurance 2.56%                                                                                 10,490,903
American International Group, Inc.                                                             82,600       5,424,342
Hartford Financial Services Group, Inc. (The) (L)                                              73,100       5,066,561

See notes to
financial statements.


13


FINANCIAL STATEMENTS


Issuer                                                                                         Shares           Value
Multi-Utilities & Unregulated Power 1.08%                                                                  $4,436,077
AES Corp. (The) (I)                                                                           225,500       3,082,585
Sempra Energy                                                                                  36,900       1,353,492

Office Electronics 0.56%                                                                                    2,289,546
Xerox Corp. (I)(L)                                                                            134,600       2,289,546

Oil & Gas Equipment & Services 0.86%                                                                        3,534,245
Baker Hughes, Inc.                                                                             40,400       1,723,868
National-Oilwell, Inc. (I)                                                                     51,300       1,810,377

Oil & Gas Exploration & Production 1.09%                                                                    4,475,360
Devon Energy Corp.                                                                             57,600       2,241,792
EOG Resources, Inc. (L)                                                                        31,300       2,233,568

Oil & Gas Refining & Marketing & Transportation 1.02%                                                       4,189,449
Ashland, Inc.                                                                                  27,200       1,587,936
Williams Cos., Inc. (The)                                                                     159,700       2,601,513

Other Diversified Financial Services 2.97%                                                                 12,170,268
Citigroup, Inc.                                                                               252,600      12,170,268

Personal Products 0.75%                                                                                     3,080,321
Estee Lauder Cos., Inc. (The) (Class A)                                                        67,300       3,080,321

Pharmaceuticals 6.47%                                                                                      26,561,587
Abbot Laboratories                                                                             33,200       1,548,780
Johnson & Johnson (L)                                                                         191,600      12,151,272
Merck & Co., Inc.                                                                             201,300       6,469,782
Pfizer, Inc.                                                                                  237,700       6,391,753

Property & Casualty Insurance 1.47%                                                                         6,055,659
Allstate Corp. (The)                                                                           61,200       3,165,264
SAFECO Corp.                                                                                   22,900       1,196,296
St. Paul Travelers Cos., Inc. (The)                                                            45,700       1,694,099

Publishing 0.36%                                                                                            1,482,948
McGraw-Hill Cos., Inc. (The)                                                                   16,200       1,482,948

Railroads 0.91%                                                                                             3,753,961
Burlington Northern Santa Fe Corp.                                                             39,800       1,882,938
Norfolk Southern Corp.                                                                         51,700       1,871,023

Regional Banks 0.80%                                                                                        3,286,916
SunTrust Banks, Inc.                                                                           25,900       1,913,492
UnionBanCal Corp.                                                                              21,300       1,373,424

See notes to
financial statements.


14


FINANCIAL STATEMENTS


Issuer                                                                                         Shares           Value
Reinsurance 0.60%                                                                                          $2,462,900
Everest Re Group, Ltd. (Bermuda)                                                               27,500       2,462,900

Semiconductor Equipment 0.94%                                                                               3,842,589
Applied Materials, Inc. (I)                                                                   143,000       2,445,300
Novellus Systems, Inc. (I)                                                                     50,100       1,397,289

Semiconductors 1.02%                                                                                        4,184,194
Freescale Semiconductor, Inc. (I)(L)                                                           26,466         485,916
Intel Corp.                                                                                   107,800       2,521,442
Texas Instruments, Inc.                                                                        47,800       1,176,836

Soft Drinks 0.84%                                                                                           3,438,638
Coca-Cola Co. (The)                                                                            82,600       3,438,638

Specialized Finance 0.59%                                                                                   2,437,624
CIT Group, Inc.                                                                                53,200       2,437,624

Specialty Chemicals 0.47%                                                                                   1,940,136
Nalco Holding Co. (I)                                                                          57,700       1,126,304
Rohm & Haas Co.                                                                                18,400         813,832

Steel 0.41%                                                                                                 1,685,348
Nucor Corp.                                                                                    32,200       1,685,348

Systems Software 4.10%                                                                                     16,845,452
McAfee, Inc. (I)                                                                               49,400       1,429,142
Microsoft Corp.                                                                               373,800       9,984,198
Oracle Corp. (I)                                                                              137,200       1,882,384
Symantec Corp. (I)                                                                            137,800       3,549,728

Thrifts & Mortgage Finance 2.06%                                                                            8,438,442
Fannie Mae (L)                                                                                 65,200       4,642,892
Freddie Mac                                                                                    51,500       3,795,550

Tobacco 2.28%                                                                                               9,371,330
Altria Group, Inc.                                                                            117,100       7,154,810
Reynolds American, Inc.                                                                        28,200       2,216,520

Trading Companies & Distributors 0.76%                                                                      3,117,816
Grainger (W.W.), Inc.                                                                          46,800       3,117,816

Wireless Telecommunication Services 1.17%                                                                   4,820,676
Nextel Communications, Inc. (Class A) (I)(L)                                                   86,100       2,583,000
Nokia Corp. (ADR) (Finland)                                                                   142,800       2,237,676

See notes to
financial statements.


15


FINANCIAL STATEMENTS

                                                                                Interest    Par value
Issuer, description, maturity date                                                  rate        (000)           Value
Short-term investments 15.98%                                                                             $65,614,190
(Cost $65,614,190)

Joint Repurchase Agreement 0.11%                                                                              471,000
Investment in a joint repurchase
agreement transaction with Morgan
Stanley -- Dated 12-31-04, due
01-03-05 (secured by U.S. Treasury
Inflation Indexed Bond 3.875%
due 04-15-29)                                                                      1.600%        $471         471,000

                                                                                               Shares
Cash Equivalents 15.87%                                                                                    65,143,190
AIM Cash Investment Trust (T)                                                              65,143,190      65,143,190

Total investments 116.06%                                                                                $476,372,701

Other assets and liabilities, net (16.06%)                                                               ($65,930,845)

Total net assets 100.00%                                                                                 $410,441,856


(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of December 31, 2004.

(T) Represents investment of securities lending collateral.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

PORTFOLIO
CONCENTRATION

December 31, 2004
(unaudited)

This table shows
the Fund's invest
ments as a
percentage of
net assets,
aggregated by
various industries.

Industry distribution           Value as a percentage of Fund's net assets
--------------------------------------------------------------------------
Consumer discretionary                                              13.96%
Consumer staples                                                     6.23
Energy                                                               8.05
Financials                                                          21.43
Health care                                                         12.71
Industrials                                                         11.98
Information technology                                              16.31
Materials                                                            3.09
Telecommunication services                                           3.47
Utilities                                                            2.84
Short-term investments                                              15.99


See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

December 31, 2004

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

Assets
Investments at value (cost $382,176,009)
including $63,867,075 of securities loaned                       $476,372,701
Cash                                                                      277
Receivable for shares sold                                            105,991
Dividends and interest receivable                                     775,537
Other assets                                                           31,876

Total assets                                                      477,286,382

Liabilities
Payable for shares repurchased                                      1,112,563
Payable upon return of securities loaned                           65,143,190
Payable to affiliates
Management fees                                                       260,613
Distribution and service fees                                          22,763
Other                                                                 206,224
Other payables and accrued expenses                                    99,173

Total liabilities                                                  66,844,526

Net assets
Capital paid-in                                                   463,196,508
Accumulated net realized loss on investments                     (146,941,509)
Net unrealized appreciation of investments                         94,196,692
Accumulated net investment loss                                        (9,835)

Net assets                                                       $410,441,856

Net asset value per share
Based on net asset values and shares outstanding -- the
Fund has an unlimited number of shares authorized
with no par value
Class A ($192,724,720 [DIV] 6,978,675 shares)                          $27.62
Class B ($197,322,910 [DIV] 7,553,480 shares)                          $26.12
Class C ($19,997,068 [DIV] 765,743 shares)                             $26.11
Class I ($397,158 [DIV] 14,147 shares)                                 $28.07

Maximum offering price per share
Class A 1 ($27.62 [DIV] 95%)                                           $29.07

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
December 31, 2004

This Statement
of Operations
summarizes the
Fund's investment
income earned and
expenses incurred
in operating the
Fund. It also
shows net gains
(losses) for the
period stated.

Investment income
Dividends (net of foreign withholding taxes of $4,694)             $8,138,729
Securities lending                                                    116,615
Interest                                                               16,364

Total investment income                                             8,271,708

Expenses
Investment management fees                                          3,249,662
Class A distribution and service fees                                 575,378
Class B distribution and service fees                               2,189,314
Class C distribution and service fees                                 210,154
Class A, B and C transfer agent fees                                1,715,782
Class I transfer agent fees                                               775
Printing                                                              118,707
Accounting and legal services fees                                    114,230
Custodian fees                                                         89,397
Miscellaneous                                                          76,145
Registration and filing fees                                           60,237
Professional fees                                                      28,529
Trustees' fees                                                         26,440
Securities lending fees                                                 3,284
Interest                                                                  968

Total expenses                                                      8,459,002
Less expense reductions                                              (199,046)

Net expenses                                                        8,259,956

Net investment income                                                  11,752

Realized and unrealized gain (loss)

Net realized gain on investments                                   41,516,002
Change in net unrealized appreciation
(depreciation) of investments                                      (9,401,201)

Net realized and unrealized gain                                   32,114,801

Increase in net assets from operations                            $32,126,553

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund's net assets
has changed
during the last
two  periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
the net of Fund
share transactions.
                                                       Year          Year
                                                      ended         ended
                                                   12-31-03      12-31-04
Increase (decrease) in net assets
From operations

Net investment income (loss)                    ($1,948,806)      $11,752
Net realized gain (loss)                         (7,989,147)   41,516,002
Change in net unrealized
appreciation (depreciation)                     103,805,059    (9,401,201)

Increase in net assets resulting
from operations                                  93,867,106    32,126,553
From Fund share transactions                    (78,093,180)  (99,497,054)

Net assets
Beginning of period                             462,038,431   477,812,357

End of period 1                                $477,812,357  $410,441,856

1 Includes accumulated net investment loss of $13,827 and $9,835, respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

Period ended                                          12-31-00    12-31-01    12-31-02    12-31-03    12-31-04
Per share operating performance
Net asset value,
beginning of period                                     $33.21      $29.87      $26.61      $20.53      $25.39
Net investment income (loss) 1                           (0.06)      (0.03)      (0.02)         -- 2      0.10
Net realized and unrealized
gain (loss) on investments                               (2.49)      (3.22)      (6.06)       4.86        2.13
Total from
investment operations                                    (2.55)      (3.25)      (6.08)       4.86        2.23
Less distributions
From net realized gain                                   (0.79)      (0.01)         --          --          --
Net asset value, end of period                          $29.87      $26.61      $20.53      $25.39      $27.62
Total return 3 (%)                                       (7.75)     (10.87)     (22.85)      23.67        8.78 4

Ratios and supplemental data
Net assets, end of period
(in millions)                                             $373        $255        $184        $201        $193
Ratio of expenses
to average net assets (%)                                 1.41        1.47        1.60        1.61        1.52
Ratio of adjusted expenses
to average net assets 5 (%)                                 --          --          --          --        1.57
Ratio of net investment income
(loss) to average net assets (%)                         (0.19)      (0.12)      (0.10)      (0.02)       0.41
Portfolio turnover (%)                                      82          76          64 6        70          68

See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS B SHARES

Period ended                                          12-31-00    12-31-01    12-31-02    12-31-03    12-31-04
Per share operating performance
Net asset value,
beginning of period                                     $32.54      $29.06      $25.71      $19.70      $24.19
Net investment loss 1                                    (0.27)      (0.22)      (0.18)      (0.15)      (0.08)
Net realized and unrealized
gain (loss) on investments                               (2.42)      (3.12)      (5.83)       4.64        2.01
Total from
investment operations                                    (2.69)      (3.34)      (6.01)       4.49        1.93
Less distributions
From net realized gain                                   (0.79)      (0.01)         --          --          --
Net asset value, end of period                          $29.06      $25.71      $19.70      $24.19      $26.12
Total return 3 (%)                                       (8.35)     (11.49)     (23.38)      22.79        7.98 4

Ratios and supplemental data
Net assets, end of period
(in millions)                                             $499        $377        $253        $252        $197
Ratio of expenses
to average net assets (%)                                 2.07        2.17        2.30        2.31        2.22
Ratio of adjusted expenses
to average net assets 5 (%)                                 --          --          --          --        2.27
Ratio of net investment loss
to average net assets (%)                                (0.86)      (0.82)      (0.80)      (0.72)      (0.33)
Portfolio turnover (%)                                      82          76          64 6        70          68

See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS C SHARES

Period ended                                          12-31-00    12-31-01    12-31-02    12-31-03    12-31-04
Per share operating performance
Net asset value,
beginning of period                                     $32.54      $29.05      $25.70      $19.69      $24.18
Net investment loss 1                                    (0.28)      (0.22)      (0.18)      (0.15)      (0.08)
Net realized and unrealized
gain (loss) on investments                               (2.42)      (3.12)      (5.83)       4.64        2.01
Total from
investment operations                                    (2.70)      (3.34)      (6.01)       4.49        1.93
Less distributions
From net realized gain                                   (0.79)      (0.01)         --          --          --
Net asset value, end of period                          $29.05      $25.70      $19.69      $24.18      $26.11
Total return 3 (%)                                       (8.38)     (11.49)     (23.39)      22.80        7.98 4

Ratios and supplemental data
Net assets, end of period
(in millions)                                              $32         $30         $23         $24         $20
Ratio of expenses
to average net assets (%)                                 2.11        2.17        2.30        2.31        2.22
Ratio of adjusted expenses
to average net assets 5 (%)                                 --          --          --          --        2.27
Ratio of net investment loss
to average net assets (%)                                (0.89)      (0.82)      (0.80)      (0.72)      (0.31)
Portfolio turnover (%)                                      82          76          64 6        70          68

See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS I SHARES

Period ended                                          12-31-02 7  12-31-03    12-31-04
Per share operating performance
Net asset value,
beginning of period                                     $26.15      $20.63      $25.66
Net investment income 1                                   0.06        0.12        0.26
Net realized and unrealized
gain (loss) on investments                               (5.58)       4.91        2.15
Total from
investment operations                                    (5.52)       5.03        2.41
Net asset value, end of period                          $20.63      $25.66      $28.07
Total return 3 (%)                                      (21.11) 8    24.38        9.39

Ratios and supplemental data
Net assets, end of period
(in millions)                                               $2          $2          -- 9
Ratio of expenses
to average net assets (%)                                 1.26 10     1.06        0.92
Ratio of net investment income
to average net assets (%)                                 0.33 10     0.53        1.00
Portfolio turnover (%)                                      64 6        70          68

 1 Based on the average of the shares outstanding.

 2 Less than $0.01 per share.

 3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 4 Total return would have been lower had certain expenses not been reduced during the period shown.

 5 Does not take into consideration expense reductions during the period shown.

 6 Excludes merger activity.

 7 Class I shares began operations on 3-1-02.

 8 Not annualized.

 9 Less than $500,000.

10 Annualized.

See notes to
financial statements.

NOTES TO
STATEMENTS

Note A
Accounting policies

John Hancock Core Equity Fund (the "Fund") is a diversified series of John Hancock Capital Series, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek above-average total return, consisting of capital appreciation plus current income.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments, which have a remaining maturity of 60 days or less, may be valued at amortized cost which approximates market value. Investments in AIM Cash Invest ment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are re corded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption re quests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $250 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended December 31, 2004.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On December 31, 2004, the Fund loaned securities having a market value of $63,867,075 collateralized by cash in the amount of $65,143,190. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund had $146,230,953 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: December 31, 2008 -- $7,735,496, December 31, 2009 -- $67,647,755 December 31, 2010 -- $50,126,412 and December 31,
2011 -- $20,721,290. Availability of a certain amount of these loss carryforwards, which were acquired on June 7, 2002, in a merger with John Hancock Core Growth Fund and John Hancock Core Value Fund, may be limited in a given year.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date.

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of December 31, 2004, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $750,000,000. The Adviser has a subadvisory agreement with Independence Investment LLC, a wholly owned indirect subsidiary of John Hancock Life Insurance Company ("JHLICo"). JHLICo is the Adviser's indirect parent. The Fund is not responsible for payment of the subadvisory fees.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset values. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A shares are assessed up-front sales charges. During the year ended December 31, 2004, JH Funds received net up-front sales charges of $213,895 with regard to sales of Class A shares. Of this amount, $22,683 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $138,369 was paid as sales commissions to unrelated broker-dealers and $52,843 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. JHLICo is the indirect sole shareholder of Signator Investors. Prior to July 15, 2004, Class C shares were assessed up-front sales charges. During the year ended December 31, 2004, JH Funds received net up-front sales charges of $21,549 with regard to sales of Class C shares. Of this amount, $20,055 was paid as sales commissions to unrelated broker-dealers and $1,494 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended December 31, 2004, CDSCs received by JH Funds amounted to $410,962 for Class B shares and $1,628 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services"), an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the Class I average daily net asset value. Signa ture Services agreed to voluntarily reduce the asset-based portion of the Fund's transfer agent fee if the total transfer agent fee exceeds the Lipper Inc. median transfer agency fee for comparable mutual funds by 0.05%. Accordingly, the transfer agent expense for Class A, Class B and Class C shares was reduced by $199,046 for the year ended December 31, 2004. Signature Services reserves the right to terminate this limitation at any time.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $114,230. The Fund also paid the Adviser the amount of $960 for certain publishing services, included in the printing fees.

Mr. James A. Shepherdson is a director and officer of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen sa tion Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C
Fund share transactions

This listing illustrates the number of Fund shares sold and repurchased during the last two periods, along with the corresponding dollar value.


                                 Year ended 12-31-03           Year ended 12-31-04
                              Shares          Amount        Shares          Amount
Class A shares
Sold                       1,443,454     $31,996,843     1,842,774     $46,973,198
Repurchased               (2,526,013)    (55,278,106)   (2,764,032)    (70,638,953)
Net decrease              (1,082,559)   ($23,281,263)     (921,258)   ($23,665,755)

Class B shares
Sold                       1,033,860     $21,723,013     1,235,577     $29,621,746
Repurchased               (3,468,393)    (72,391,813)   (4,079,497)    (98,534,950)
Net decrease              (2,434,533)   ($50,668,800)   (2,843,920)   ($68,913,204)

Class C shares
Sold                         144,802      $2,999,775       144,802      $3,499,440
Repurchased                 (346,116)     (7,150,753)     (355,551)     (8,593,867)
Net decrease                (201,314)    ($4,150,978)     (210,749)    ($5,094,427)

Class I shares
Sold                          19,107        $415,067         2,272         $59,014
Repurchased                  (19,233)       (407,206)      (69,212)     (1,882,682)
Net increase (decrease)         (126)         $7,861       (66,940)    ($1,823,668)

Net decrease              (3,718,532)   ($78,093,180)   (4,042,867)   ($99,497,054)

Note D
Investment
transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2004, aggregated $294,398,377 and $392,395,079, respectively.

The cost of investments owned on December 31, 2004, including short-term investments, for federal income tax purposes was $382,886,558. Gross unrealized appreciation and depreciation of investments aggregated $96,797,780 and $3,311,637, respectively, resulting in net unrealized appreciation of $93,486,143. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note E
Reclassification
of accounts

During the year ended December 31, 2004, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $12,682,748, an increase in accumulated net investment loss of $7,760 and a decrease in capital paid-in of $12,674,988. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2004. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, and book and tax differences in accounting for deferred compensation, dividend income return of capital adjustment and expiring capital loss and net operating loss on carryforward. The calculation of net investment income
(loss) per share in the Fund's Financial Highlights excludes these adjustments.

Shareholder meeting (unaudited)

On December 1, 2004, a Special Meeting of shareholders of the Fund was held to elect nine Trustees, effective January 1, 2005.

Proxies covering 11,847,917 shares of beneficial interest were voted at the meeting.

The shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                 WITHHELD
                              FOR               AUTHORITY
-----------------------------------------------------------
James F. Carlin               11,587,695          260,222
Richard P. Chapman, Jr.       11,558,671          289,246
William H. Cunningham         11,587,872          260,045
Ronald R. Dion                11,588,627          259,290
Charles L. Ladner             11,571,741          276,176
Dr. John A. Moore             11,573,217          274,700
Patti McGill Peterson         11,588,038          259,879
Steven R. Pruchansky          11,595,107          252,810
James A. Shepherdson          11,590,441          257,476

AUDITORS'
REPORT

Report of
Independent
Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Core Equity Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Core Equity Fund (the "Fund") at December 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 17, 2005

TAX INFORMATION
Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2004.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2004.

Shareholders will be mailed a 2004 U.S. Treasury Department Form 1099-DIV in January 2005. This will reflect the total of all distributions that are taxable for calendar year 2004.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.


Independent Trustees

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
Charles L. Ladner, 2 Born: 1938                                                             2004                49
Independent Chairman (since 2004); Chairman and Trustee, Dunwoody
Village, Inc. (retirement services) (until 2003); Senior Vice President and
Chief Financial Officer, UGI Corporation (public utility holding company)
(retired 1998); Vice President and Director for AmeriGas, Inc. (retired
1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History
Association (since 2001).

James F. Carlin, Born: 1940                                                                 2005                49
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since 1985);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc.
(since 1996); Director and Treasurer, Rizzo Associates (engineering) (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments) (since
1987); Director and Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc. (until
1999), Carlin Insurance Agency, Inc. (until 1999); Chairman, Massachusetts
Board of Higher Education (until 1999).

Richard P. Chapman, Jr., 2 Born: 1935                                                       1991                39
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove, Born: 1933                                                             1991                39
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc. (financial reinsurance) (until 2004); Director, Hudson City Savings Bank
(since 1995); Director, Hudson City Bancorp (since 1999); Trustee, Scholarship
Fund for Inner City Children (since 1986).


33


Independent Trustees (continued)


Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
William H. Cunningham, Born: 1944                                                           2005                49
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (until 2004), STC Broadcasting,
Inc. and Sunrise Television Corp. (electronic manufacturing) (until 2001),
Symtx, Inc. (electronic manufacturing) (since 2001), Adorno/Rogers Technology,
Inc. (until 2004), Pinnacle Foods Corporation (until 2003), rateGenius (Internet service) (until 2003), Jefferson-Pilot Corporation (diversified life insurance company) (since 1985), New Century Equity Holdings (formerly Billing Concepts)
(until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc.
(until 2000), Metamor Worldwide (until 2000), AskRed.com (until 2001),
Southwest Airlines (since 2000) and Introgen (since 2000); Advisory Director,
Q Investments (until 2003); Advisory Director, Chase Bank (formerly Texas
Commerce Bank -- Austin) (since 1988), LIN Television (since 2002), WilTel
Communications (until 2003) and Hayes Lemmerz International, Inc.
(diversified automotive parts supply company) (since 2003).

Ronald R. Dion, Born: 1946                                                                  2005                49
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, Boston Stock Exchange; Director, BJ's
Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee,
Emmanuel College.

John A. Moore, 2 Born: 1939                                                                 1996                49
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Chief Scientist, Sciences
International (health research) (until 2003); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

Patti McGill Peterson, 2 Born: 1943                                                         1996                49
Executive Director, Council for International Exchange of Scholars and
Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1998); Former President of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (until 2003); Director, Ford
Foundation, International Fellowships Program (since 2002); Director,
Lois Roth Endowment (since 2002); Director, Council for International
Educational Exchange (since 2003).

Steven Pruchansky, Born: 1944                                                               2005                49
Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of
Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC
(real estate) (since 2001); Director, First Signature Bank & Trust Company
(until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell
Building Corp. (until 1991).


34


Independent Trustees (continued)

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
Norman H. Smith, Born: 1933                                                                 2005                47
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

Non-Independent Trustees 3

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
James A. Shepherdson, Born: 1952                                                            2004                49
President and Chief Executive Officer
Executive Vice President, Manulife Financial Corporation (since 2004);
Director, President and Chief Executive Officer, John Hancock Advisers, LLC
(the "Adviser") and The Berkeley Financial Group, LLC ("The Berkeley Group")
(holding company); Director, President and Chief Executive Officer, John
Hancock Funds, LLC ("John Hancock Funds"); President, Director and Chief
Executive Officer, Sovereign Asset Management Corporation ("SAMCorp");
Director, Chairman and President, NM Capital Management, Inc.; President,
John Hancock Retirement Services, John Hancock Life Insurance Company
(until 2004); Chairman, Essex Corporation (until 2004); Co-Chief Executive
Officer, MetLife Investors Group (until 2003); Senior Vice President,
AXA/Equitable Insurance Company (until 2000).


Principal officers who are not Trustees

Name, age
Position(s) held with Fund                                                                                      Officer
Principal occupation(s) and                                                                                     of Fund
directorships during past 5 years                                                                               since
William H. King, Born: 1952                                                                                     1991
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1991
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Director, Senior
Vice President and Secretary, NM Capital Management, Inc.

The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-independent Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

OUR FAMILY
OF FUNDS

--------------------------------------------------------
Equity                Balanced Fund
                      Classic Value Fund
                      Core Equity Fund
                      Focused Equity Fund
                      Growth Trends Fund
                      International Fund
                      Large Cap Equity Fund
                      Large Cap Select Fund
                      Mid Cap Growth Fund
                      Multi Cap Growth Fund
                      Small Cap Fund
                      Small Cap Equity Fund
                      Small Cap Growth Fund
                      Sovereign Investors Fund
                      U.S. Global Leaders Growth Fund

--------------------------------------------------------
Sector                Biotechnology Fund
                      Financial Industries Fund
                      Health Sciences Fund
                      Real Estate Fund
                      Regional Bank Fund
                      Technology Fund

--------------------------------------------------------
Income                Bond Fund
                      Government Income Fund
                      High Income Fund
                      High Yield Fund
                      Investment Grade Bond Fund
                      Strategic Income Fund

--------------------------------------------------------
Tax-Free Income       California Tax-Free Income Fund
                      High Yield Municipal Bond Fund
                      Massachusetts Tax-Free Income Fund
                      New York Tax-Free Income Fund
                      Tax-Free Bond Fund

--------------------------------------------------------
Money Market          Money Market Fund
                      U.S. Government Cash Reserve

A fund's investment objectives, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit our Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

For more information

The Fund's proxy voting policies, procedures and records are available without charge, upon request:

By phone            On the Fund's Web site        On the SEC's Web site

1-800-225-5291      www.jhfunds.com/proxy         www.sec.gov


Investment adviser

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Subadviser

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

Principal distributor

John Hancock Funds, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer agent

John Hancock Signature
Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Legal counsel

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

Independent registered
public accounting firm

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110


The Fund's investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291, or visit the Fund's Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.


How to contact us

Internet     www.jhfunds.com

Mail         Regular mail:                       Express mail:
             John Hancock                        John Hancock
             Signature Services, Inc.            Signature Services, Inc.
             1 John Hancock Way, Suite 1000      Mutual Fund Image Operations
             Boston, MA 02217-1000               529 Main Street
                                                 Charlestown, MA 02129

Phone        Customer service representatives    1-800-225-5291
             24-hour automated information       1-800-338-8080
             TDD line                            1-800-554-6713


A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission's Web site, www.sec.gov.

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of
the shareholders of John Hancock
Core Equity Fund.


2500A  12/04
        2/05

JOHN HANCOCK
U.S. Global Leaders Growth Fund

12.31.2004

Annual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chief Executive Officer, flush left next to first paragraph.]


CEO CORNER

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Your expenses
page 8

Fund's investments
page 10

Financial statements
page 14

Trustees & officers
page 30

For more information
page 33


Dear Fellow Shareholders,

The stock market advanced for the second straight year, largely on the wings of a strong post-election rally that produced solid returns for the major indexes in 2004. For much of the year, the market was fairly dull, moving mostly sideways as investors worried about higher interest rates, sky-rocketing oil prices, the tight presidential election and the war in Iraq. With the election over and oil prices moderating, investors felt more confident, and the broad Standard & Poor's 500 Index wound up returning 10.88% for the year. The Dow Jones Industrial Average returned 5.40% and a late and strong rally in technology stocks helped the Nasdaq Composite Index move from a negative stance in October to finish the year with a 9.15% return. Despite the Federal Reserve's five hikes in short-term interest rates, bonds still turned in positive results, with the Lehman Brothers Aggregate Bond Index up 4.34%.

In October, you may recall we requested your vote on a proposal regarding the election of your fund's Board of Trustees. We are pleased to report that shareholders overwhelmingly approved the proposal, which became effective January 1, 2005. As a result, all open-end John Hancock funds now have the same Board of Trustees, comprised of 11 members -- ten of them, including the Chairman, are independent Trustees with no direct or indirect interest in John Hancock Advisers, LLC, your fund's investment adviser. We believe this move is a way to improve the effectiveness of the Trustees' oversight of the funds, and we are grateful for your support.

Sincerely,

/S/ JAMES A. SHEPHERDSON

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of December 31, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth of
capital by normally
investing at least
80% of its assets in
the stocks of compa-
nies the managers
regard as"U.S.
Global Leaders."

Over the last twelve months

* Stocks gained for the second consecutive year thanks to a sharp year-end rally.

* The Fund outperformed the average large-cap growth fund but trailed the S&P 500 Index.

* The Fund's retail and technology holdings performed the best, while financial stocks lagged.


[Bar chart with heading "John Hancock U.S. Global Leaders Growth Fund." Under the heading is a note that reads "Fund performance for the year ended December 31, 2004." The chart is scaled in increments of 5% with 0% at the bottom and 10% at the top. The first bar represents the 8.51% total return for Class A. The second bar represents the 7.67% total return for Class B. The third bar represents the 7.67% total return for Class C. The fourth bar represents the 8.94% total return for Class I. The fifth bar represents the 8.20% total return for Class R. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested. These returns do not reflect the deduction of the maximum sales charge, which would reduce the performance shown above."]


Top 10 holdings

 7.4%   Dell, Inc.
 7.0%   Staples, Inc.
 5.8%   Microsoft Corp.
 5.4%   Johnson & Johnson
 5.0%   Medtronic, Inc.
 4.9%   Home Depot, Inc. (The)
 4.9%   United Parcel Service, Inc. (Class B)
 4.9%   Automatic Data Processing, Inc.
 4.4%   Wal-Mart Stores, Inc.
 4.4%   American International Group, Inc.

As a percentage of net assets on December 31, 2004.

BY GEORGE P. FRAISE, GORDON M. MARCHAND, CFA, CIC, AND ROBERT L. ROHN, PORTFOLIO MANAGERS

MANAGERS'
REPORT

JOHN HANCOCK
U.S. Global Leaders Growth Fund

In 2004, the U.S. stock market posted double-digit gains and recorded its first two-year winning streak since 1998--99. Equity performance was generally lackluster until the final three months of the year, when some of the concerns paralyzing the market -- such as record-high oil prices, weak job growth and the November presidential election -- subsided. As a result, stocks enjoyed a solid year-end rally. For all of 2004, the broad Standard & Poor's 500 Index returned 10.88%.

For the fifth straight year, small-cap stocks outperformed larger-company shares, while value stocks outpaced growth-oriented issues across all market capitalizations. Consequently, the large-cap growth segment of the market lagged the rest of the market in 2004; the Russell 1000 Growth Index returned 6.30%.

Fund performance

For the year ended December 31, 2004, John Hancock U.S. Global Leaders Growth Fund's Class A, Class B, Class C, Class I and Class R shares posted total returns of 8.51%, 7.67%, 7.67%, 8.94% and 8.20%, respectively, at net asset value. The average large-cap growth fund returned 7.18%, according to Lipper Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

"In 2004, the U.S. stock market
 posted double-digit gains and
 recorded its first two-year
 winning streak since 1998-99."

Although the portfolio outperformed its peer group average, it trailed the S&P 500 Index for the year. This can be attributed in part to the general underperformance of large-cap growth stocks, but it also reflected strong returns in the deep cyclical sectors of the market, which include utilities, energy and materials. The portfolio does not own any companies in these sectors because they are devoid of companies with predictable, sustainable earnings growth. We do not deviate from our disciplined investment approach to chase short-term performance.


[Photos of George Fraise, Gordon Marchand and Robert Rohn, flush right at top of page.]

Winners: retailers and technology

One of the best performers in the portfolio was Starbucks, which gained nearly 90% for the year. The coffee retailer reported its first year of double-digit comparable store sales growth in more than a decade, helped in part by new beverage offerings and a price increase. Although we believe the company's growth prospects remain promising, we have been trimming our position because the valuation has become less attractive. Office supply retailer Staples and home improvement retailer Home Depot were also among the top contributors to portfolio performance. Both companies found success through operational improvements and redesigned stores.

Information technology stocks contributed favorably to results, led by Dell Computer. Dell has leveraged its low-cost business model to gain market share and expand margins in a broadening array of product offerings. It was also gratifying to see Microsoft return some of its enormous cash hoard to shareholders in the form of a special dividend; this dividend was the reason for the Fund's first-ever dividend distribution in 2004.

Losers: financials and jewelry

Financial stocks detracted the most from portfolio performance, largely because of insurance broker Marsh & McLennan. The stock fell sharply after allegations of bid rigging, which undermined the company's business model. We had already reduced our position in the stock because of concerns about slowing growth, but we sold our remaining holdings in the wake of the bid-rigging scandal.

"Information technology stocks
 contributed favorably to results..."

We also exited our position in another underperforming stock, jewelry retailer Tiffany. Protracted weakness in its Japanese operations and slowing sales domestically convinced us that we could find better growth stories elsewhere.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Consumer staples 30%, the second is Health care 20%, the third is Information technology 20%, the fourth is Consumer discretionary 15% and the fifth is Financials 8%.]


Changing of the guard in health care

We select stocks for the portfolio on a company-by-company basis; our decisions are not driven by broad investment themes. However, the changes we made in 2004 to the portfolio's health care holdings reflect a shifting perspective on this sector. We have become increasingly concerned about the difficulty of "pure-play" pharmaceutical companies to grow their earnings at above-average rates, largely because of patent expirations and generic competition. In 2004, we sold our positions in two pharmaceutical giants and long-time portfolio holdings -- Merck in January, and Abbott Labs in July. We also reduced our stake in Pfizer, which went from the second-largest holding at the start of 2004 to one of the smallest portfolio holdings by year-end.

Instead, we found attractive opportunities in the biotechnology and medical-device industries, which are unencumbered by the challenges facing the big drug companies. We established positions in three new companies during the year -- biotechnology firm Genzyme, the global leader in the treatment of rare chronic genetic diseases; Amgen, another biotech company that is the leading provider of supportive care products for dialysis and oncology; and Medtronic, which dominates the market for cardiac rhythm management devices (e.g., pacemakers and defibrillators).


[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 12-31-04." The chart is divided into two sections (from top to left): Common stocks 97% and Short-term investments & other 3%.]


Other portfolio additions

We added two other companies to the portfolio in the second half of 2004. Sysco, the leading food service supplier to restaurants and institutions, joined the portfolio in the third quarter of the year.

The company's size, strong private brands and technological systems give it a tremendous competitive advantage in a fragmented market made up largely of small, mom-and-pop operations.


[Table at top of page entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Period's performance...and what's behind the numbers." The first listing is Gillette followed by an up arrow with the phrase "70% market share in razors and blades." The second listing is Johnson & Johnson followed by an up arrow with the phrase "Diversified health products company produced surprisingly strong earnings." The third listing is Coca-Cola followed by a down arrow with the phrase "Over-aggressive pricing and loss of key managers crimp earnings."]


At the end of the year, we added videogame maker Electronic Arts to the portfolio. Electronic Arts is the global leader in the rapidly growing industry of videogame software, with particular strength in recurring sports categories. The company benefits from having the best profit margins in the industry, driven by a broad and popular product line that facilitates premium pricing.

Outlook

As we enter 2005, we are comfortable with the portfolio's current positioning. We believe that the changes we made to the portfolio in 2004 increased the quality of the overall portfolio, its growth rate and the sustainability of that growth.

On a relative basis, the portfolio should benefit from earnings-growth deceleration in the broader market. According to Thomson First Call, the S&P 500 is projected to have an earnings growth rate of 19% in 2004, but only half that growth rate in 2005. In contrast, we anticipate 18% earnings growth for the portfolio in 2004, and we currently estimate a 14% aggregate growth rate for portfolio companies in 2005. This illustrates why we believe that owning companies with consistent profit growth over the long term is the optimal investment approach.

"As we enter 2005, we are
 comfortable with the portfolio's
 current positioning."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT
PERFORMANCE

For the period ended
December 31, 2004

                   Class A      Class B      Class C      Class I 1  Class R 1
Inception date     9-29-95      5-20-02      5-20-02      5-20-02     8-5-03

Average annual returns with maximum sales charge (POP)
One year              3.10%        2.67%        6.67%        8.94%      8.20%
Five years            0.39           --           --           --         --
Since inception      11.24         1.14         2.25         3.42      14.33

Cumulative total returns with maximum sales charge (POP)
One year              3.10         2.67         6.67         8.94       8.20
Five years            1.97           --           --           --         --
Since inception     167.94         3.01         6.01         9.19      20.71

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5.00%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares' CDSC declines annually between years 1--6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I and Class R shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund's current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund's Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund's Class I and Class R share prospectuses.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

             Cum Value    Cum Value
               of $10K      of $10K      S&P 500
Plot Date     (No Load)     (W/Load)       Index

9-29-95        $10,000       $9,500      $10,000
9-30-95         10,000        9,497       10,422
12-31-95        10,673       10,136       11,049
6-30-96         12,083       11,475       12,165
12-31-96        13,122       12,461       13,586
6-30-97         16,468       15,639       16,386
12-31-97        18,459       17,530       18,119
6-30-98         22,594       21,457       21,329
12-31-98        24,363       23,137       23,298
6-30-99         25,930       24,625       26,182
12-31-99        26,284       24,961       28,200
6-30-00         26,658       25,316       28,080
12-31-00        27,375       25,997       25,632
6-30-01         25,252       23,981       23,916
12-31-01        25,505       24,221       22,586
6-30-02         24,292       23,069       19,614
12-31-02        21,805       20,708       17,594
6-30-03         23,625       22,436       19,663
12-31-03        26,000       24,692       22,641
6-30-04         27,112       25,748       23,421
12-31-04        28,214       26,794       24,088

[Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock U.S. Global Leaders Growth Fund, without sales charge (NAV) and is equal to $28,214 as of December 31, 2004. The second line represents the value of the same hypothetical investment made in the John Hancock U.S. Global Leaders Growth Fund, with sales charge (POP) and is equal to $26,794 as of December 31, 2004. The third line represents the Standard & Poor's 500 Index and is equal to $24,088 as of December 31, 2004.]


                             Class B      Class C 1    Class I 2    Class R 2
Period beginning             5-20-02      5-20-02      5-20-02       8-5-03

Without sales charge         $10,601      $10,601      $10,919      $12,071
With maximum sales charge     10,301       10,601       10,919       12,071
Index                         11,623       11,623       11,623       12,868

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C, Class I and Class R shares, respectively, as of December 31, 2004. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor's 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's Class I and Class R share prospectuses.

YOUR
EXPENSES

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

* Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

* Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund's actual ongoing operating expenses, and is based on your fund's actual return. It assumes an account value of $1,000.00 on June 30, 2004, with the same investment held until December 31, 2004.

Account value                            Expenses paid
$1,000.00          Ending value          during period
on 6-30-04          on 12-31-04         ended 12-31-04 1
-------------------------------------------------------------
Class A               $1,040.60                  $6.79
Class B                1,036.40                  10.62
Class C                1,036.40                  10.62
Class I                1,042.30                   4.71
Class R                1,039.50                   7.19

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at December 31, 2004 by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

 --                                --      --              --
| My account value  /                |    | "expenses paid"  |      My
|                  / $1,000.00 = 8.6 | X $|                  | =  actual
|    $8,600.00    /                  |    |    from table    |   expenses
 --                                --      --              --

Hypothetical example for comparison purposes

This table allows you to compare your fund's ongoing operating expenses with those of any other fund. It provides an example of the Fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annual return before expenses (which is not your fund's actual return). It assumes an account value of $1,000.00 on June 30, 2004, with the same investment held until December 31, 2004. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

Account value                            Expenses paid
$1,000.00          Ending value          during period
on 6-30-04          on 12-31-04         ended 12-31-04 1
-------------------------------------------------------------
Class A               $1,018.48                  $6.72
Class B                1,014.71                  10.51
Class C                1,014.71                  10.51
Class I                1,020.53                   4.66
Class R                1,018.08                   7.12

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund's annualized expense ratio of 1.32%, 2.07%, 2.07%, 0.92% and 1.40% for Class A, Class B, Class C, Class I and Class R, respectively, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 or 366] (to reflect the one-half year period).

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
December 31, 2004

This schedule is divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


Issuer                                                                  Shares           Value
Common stocks 97.43%                                                            $1,321,270,258
(Cost $1,136,934,384)

Air Freight & Logistics 4.87%                                                       66,043,488
United Parcel Service, Inc. (Class B) (L)                              772,800      66,043,488

Asset Management & Custody Banks 3.34%                                              45,237,064
State Street Corp. (L)                                                 920,950      45,237,064

Biotechnology 6.97%                                                                 94,569,842
Amgen, Inc. (I)(L)                                                     840,000      53,886,000
Genzyme Corp. (I)(L)                                                   700,600      40,683,842

Brewers 3.91%                                                                       53,053,434
Anheuser-Busch Cos., Inc. (L)                                        1,045,800      53,053,434

Computer Hardware 7.42%                                                            100,628,213
Dell, Inc. (I)(L)                                                    2,387,950     100,628,213

Data Processing & Outsourced Services 4.86%                                         65,946,232
Automatic Data Processing, Inc.                                      1,486,950      65,946,232

Food Distributors 3.06%                                                             41,528,960
SYSCO Corp. (L)                                                      1,088,000      41,528,960

Health Care Equipment 5.03%                                                         68,196,910
Medtronic, Inc. (L)                                                  1,373,000      68,196,910

Home Entertainment Software 1.46%                                                   19,737,600
Electronic Arts, Inc. (L)                                              320,000      19,737,600

Home Improvement Retail 4.88%                                                       66,148,698
Home Depot, Inc. (The) (L)                                           1,547,700      66,148,698

Household Products 8.09%                                                           109,658,434
Colgate-Palmolive Co.                                                1,119,250      57,260,830
Procter & Gamble Co. (The)                                             951,300      52,397,604

See notes to
financial statements.


10


FINANCIAL STATEMENTS

Issuer                                                                  Shares           Value
Hypermarkets & Super Centers 4.44%                                                 $60,191,718
Wal-Mart Stores, Inc. (L)                                            1,139,563      60,191,718

Multi-Line Insurance 4.43%                                                          60,098,689
American International Group, Inc.                                     915,162      60,098,689

Packaged Foods & Meats 3.92%                                                        53,172,515
Wrigley (Wm.) Jr. Co.                                                  768,500      53,172,515

Personal Products 3.92%                                                             53,180,370
Gillette Co. (The) (L)                                               1,187,592      53,180,370

Pharmaceuticals 7.85%                                                              106,475,891
Johnson & Johnson (L)                                                1,153,100      73,129,602
Pfizer, Inc.                                                         1,240,100      33,346,289

Restaurants 3.02%                                                                   41,021,655
Starbucks Corp. (I)(L)                                                 657,820      41,021,655

Soft Drinks 3.13%                                                                   42,483,415
Coca-Cola Co. (The)                                                  1,020,500      42,483,415

Specialty Stores 7.03%                                                              95,292,271
Staples, Inc. (L)                                                    2,826,825      95,292,271

Systems Software 5.80%                                                              78,604,859

Microsoft Corp.                                                      2,942,900      78,604,859


                                                     Interest        Par value
Issuer, description, maturity date                   rate                (000)           Value
Short-term investments 29.97%                                                     $406,405,839
(Cost $406,405,839)

Joint Repurchase Agreement 2.23%                                                    30,295,000
Investment in a joint repurchase agreement
transaction with Morgan Stanley --
Dated 12-31-04 due 01-03-05
(secured by U.S. Treasury Inflation
Indexed Bond 3.875% due 04-15-29)                       1.600%         $30,295      30,295,000

Cash Equivalents 27.74%                                                            376,110,839
AIM Cash Investment Trust (T)                                      376,110,839     376,110,839

Total investments 127.40%                                                       $1,727,676,097

Other assets and liabilities, net (27.40%)                                       ($371,595,461)

Total net assets 100.00%                                                        $1,356,080,636

See notes to
financial statements.

FINANCIAL STATEMENTS

Notes to Schedule of Investments

(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of December 31, 2004.

(T) Represents investment of securities lending collateral.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

PORTFOLIO
CONCENTRATION

December 31, 2004
(unaudited)

This table shows the
Fund's investments
as a percentage
of net assets,
aggregated by
various industry
sectors.

Industry sector distribution        Value as a percentage of Fund's net assets
------------------------------------------------------------------------------
Consumer discretionary                                                  14.93%
Consumer staples                                                        30.47
Financials                                                               7.77
Health care                                                             19.85
Industrials                                                              4.87
Information technology                                                  19.54
Short-term investments                                                  29.97

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

December 31, 2004

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

Assets
Investments, at value (cost $1,543,340,223)
including $368,750,430 of securities loaned                    $1,727,676,097
Cash                                                                      153
Receivable for shares sold                                          5,800,769
Dividends and interest receivable                                     663,437
Other assets                                                           13,338

Total assets                                                    1,734,153,794

Liabilities
Payable for shares repurchased                                        858,310
Payable upon return of securities loaned                          376,110,839
Payable to affiliates
Management fees                                                       798,092
Distribution and service fees                                          55,687
Other                                                                 185,415
Other payables and accrued expenses                                    64,815

Total liabilities                                                 378,073,158

Net assets
Capital paid-in                                                 1,187,242,559
Accumulated net realized loss on investments                      (15,495,926)
Net unrealized appreciation of investments                        184,335,874
Distributions in excess of net investment income                       (1,871)

Net assets                                                     $1,356,080,636

Net asset value per share
Based on net asset values and shares outstanding -- the
Fund has an unlimited number of shares authorized
with no par value
Class A ($892,560,240 [DIV] 32,065,361 shares)                         $27.84
Class B ($207,710,456 [DIV] 7,590,836 shares)                          $27.36
Class C ($246,473,246 [DIV] 9,006,951 shares)                          $27.36
Class I ($7,761,169 [DIV] 277,142 shares)                              $28.00
Class R ($1,575,525 [DIV] 56,730 shares)                               $27.77
Maximum offering price per share
Class A1 ($27.84 [DIV] 95%)                                            $29.31

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
December 31, 2004

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

Investment income
Dividends                                                         $16,219,904
Interest                                                              319,912
Securities lending                                                    232,303

Total investment income                                            16,772,119

Expenses
Investment management fees                                          6,647,487
Class A distribution and service fees                               1,244,965
Class B distribution and service fees                               1,830,004
Class C distribution and service fees                               1,973,906
Class R distribution and service fees                                   5,350
Class A, B and C transfer agent fees                                1,956,231
Class I transfer agent fees                                             3,442
Class R transfer agent fees                                             1,902
Accounting and legal services fees                                    231,005
Miscellaneous                                                         160,313
Registration and filing fees                                          156,844
Custodian fees                                                        137,963
Printing                                                              120,549
Professional fees                                                      43,371
Trustees' fees                                                         42,015
Securities lending fees                                                 7,122

Total expenses                                                     14,562,469

Net investment income                                               2,209,650

Realized and unrealized gain

Net realized gain on investments                                    4,979,677
Change in net unrealized appreciation
(depreciation) of investments                                      71,905,362

Net realized and unrealized gain                                   76,885,039

Increase in net assets from operations                            $79,094,689

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund's net assets
has changed
during the last
two periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
the net of Fund
share transactions.

                                                        Year            Year
                                                       ended           ended
                                                    12-31-03        12-31-04
Increase (decrease) in net assets
From operations

Net investment income (loss)                     ($1,768,767)     $2,209,650

Net realized gain (loss)                         (11,747,802)      4,979,677
Change in net unrealized
appreciation (depreciation)                      113,898,806      71,905,362

Increase in net assets resulting
from operations                                  100,382,237      79,094,689

Distributions to shareholders
From net investment income
Class A                                                   --      (2,182,803)
Class I                                                   --         (49,706)
Class R                                                   --            (907)
                                                          --      (2,233,416)
From Fund share transactions                     254,934,590     558,269,947

Net assets
Beginning of period                              365,632,589     720,949,416

End of period 1                                 $720,949,416  $1,356,080,636

1 Includes accumulated net investment loss of $162 and distributions in excess of net investment income of $1,871, respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS


CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

Period ended                                   6-30-00 1   6-30-01 1   6-30-02 1,2   12-31-02 1,3   12-31-03    12-31-04
Per share operating performance
Net asset value,
beginning of period                             $25.65      $26.37      $24.98         $24.03         $21.57      $25.72
Net investment income (loss)4                    (0.07)      (0.14)      (0.09)          0.01             -- 5      0.15
Net realized and unrealized
gain (loss) on investments                        0.79       (1.25)      (0.86)         (2.47)          4.15        2.04
Total from
investment operations                             0.72       (1.39)      (0.95)         (2.46)          4.15        2.19
Less distributions
From net investment income                          --          --          --             --             --       (0.07)
Net asset value, end of period                  $26.37      $24.98      $24.03         $21.57         $25.72      $27.84
Total return 6 (%)                                2.81       (5.27)      (3.80) 7      (10.24) 7,8     19.24 7      8.51

Ratios and supplemental data
Net assets, end of period
(in millions)                                      $87         $81        $150           $237           $392        $893
Ratio of expenses
to average net assets (%)                         1.31        1.38        1.37           1.27 9         1.35        1.32
Ratio of adjusted expenses
to average net assets10 (%)                         --          --        1.40           1.36 9         1.36          --
Ratio of net investment income
(loss) to average net assets (%)                 (0.23)      (0.54)      (0.36)          0.07 9        (0.02)       0.57
Portfolio turnover (%)                              25           3           3              1             15          16

See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS B SHARES

Period ended                                 6-30-02 1,11  12-31-02 1,3  12-31-03   12-31-04
Per share operating performance
Net asset value,
beginning of period                           $25.81         $24.01        $21.47     $25.41
Net investment loss 4                          (0.02)         (0.07)        (0.18)     (0.05)
Net realized and unrealized
gain (loss) on investments                     (1.78)         (2.47)         4.12       2.00
Total from
investment operations                          (1.80)         (2.54)         3.94       1.95
Net asset value, end of period                $24.01         $21.47        $25.41     $27.36
Total return 6 (%)                             (6.97) 7,8    (10.58) 7,8    18.35 7     7.67

Ratios and supplemental data
Net assets, end of period
(in millions)                                    $12            $73          $164       $208
Ratio of expenses
to average net assets (%)                       2.13 9         2.02 9        2.10       2.07
Ratio of adjusted expenses
to average net assets10 (%)                     2.39 9         2.11 9        2.11         --
Ratio of net investment loss
to average net assets (%)                      (0.93) 9       (0.67) 9      (0.77)     (0.21)
Portfolio turnover (%)                             3              1            15         16

See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS C SHARES

Period ended                                 6-30-02 1,11  12-31-02 1,3  12-31-03   12-31-04
Per share operating performance
Net asset value,
beginning of period                           $25.81         $24.01        $21.47     $25.41
Net investment loss 4                          (0.02)         (0.07)        (0.18)     (0.04)
Net realized and unrealized
gain (loss) on investments                     (1.78)         (2.47)         4.12       1.99
Total from
investment operations                          (1.80)         (2.54)         3.94       1.95
Net asset value, end of period                $24.01         $21.47        $25.41     $27.36
Total return 6 (%)                             (6.97) 7,8    (10.58) 7,8    18.35 7     7.67

Ratios and supplemental data
Net assets, end of period
(in millions)                                     $6            $49          $160       $246
Ratio of expenses
to average net assets (%)                       2.12 9         2.02 9        2.10       2.07
Ratio of adjusted expenses
to average net assets10 (%)                     2.38 9         2.11 9        2.11         --
Ratio of net investment loss
to average net assets (%)                      (0.96) 9       (0.67) 9      (0.77)     (0.17)
Portfolio turnover (%)                             3              1            15         16

See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS I SHARES

Period ended                                 6-30-02 1,11  12-31-02 1,3    12-31-03    12-31-04
Per share operating performance
Net asset value,
beginning of period                           $25.81         $24.04          $21.60      $25.87
Net investment income 4                         0.01           0.02            0.10        0.25
Net realized and unrealized
gain (loss) on investments                     (1.78)         (2.46)           4.17        2.06
Total from
investment operations                          (1.77)         (2.44)           4.27        2.31
Less distributions
From net investment income                        --             --              --       (0.18)
Net asset value, end of period                $24.04         $21.60          $25.87      $28.00
Total return 6 (%)                             (6.86) 7,8    (10.15) 7,8      19.77        8.94

Ratios and supplemental data
Net assets, end of period
(in millions)                                     $5             $6              $5          $8
Ratio of expenses
to average net assets (%)                       0.91 9         1.11 9          0.90        0.90
Ratio of adjusted expenses
to average net assets10 (%)                     1.17 9         1.20 9            --          --
Ratio of net investment income
to average net assets (%)                       0.21 9         0.22 9          0.43        0.94
Portfolio turnover (%)                             3              1              15          16

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS R SHARES

Period ended                                        12-31-03 11   12-31-04
Per share operating performance
Net asset value,
beginning of period                                   $23.02        $25.68
Net investment income (loss)4                          (0.04)         0.16
Net realized and unrealized
gain on investments                                     2.70          1.95
Total from
investment operations                                   2.66          2.11
Less distributions
From net investment income                                --         (0.02)
Net asset value, end of period                        $25.68        $27.77
Total return 6 (%)                                     11.56 8        8.20

Ratios and supplemental data
Net assets, end of period
(in millions)                                             -- 12         $2
Ratio of expenses
to average net assets (%)                               1.75 9        1.53
Ratio of net investment income (loss)
to average net assets (%)                              (0.42) 9       0.60
Portfolio turnover (%)                                    15            16

 1 Audited by previous auditor.

 2 Effective 5-17-02, shareholders of the former U.S. Global Leaders Growth
   Fund became owners of that number of full and fractional shares of Class A shares of the John Hancock U.S. Global Leaders Growth Fund. Additionally, the accounting and performance history of the former U.S. Global Leaders Growth Fund was redesignated as that of Class A of John Hancock U.S. Global Leaders Growth Fund.

 3 Effective 12-31-02, the fiscal year changed from June 30 to December 31.

 4 Based on the average of the shares outstanding.

 5 Less than $0.01 per share.

 6 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 7 Total returns would have been lower had certain expenses not been reduced during the periods shown.

 8 Not annualized.

 9 Annualized.

10 Does not take into consideration expense reductions during the periods shown.

11 Class B, Class C and Class I shares began operations on 5-20-02 and
   Class R shares began operations on 8-5-03.

12 Less than $500,000.

See notes to
financial statements.

NOTES TO
STATEMENTS

Note A
Accounting policies

John Hancock U.S. Global Leaders Growth Fund (the "Fund") is a non-diversified series of John Hancock Capital Series, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term growth of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C, Class I and Class R shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securi ties and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost which approximates market value. Investments in AIM Cash Invest ment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I and Class R shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended December 31, 2004.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On December 31, 2004, the Fund loaned securities having a market value of $368,750,430 collateralized by cash in the amount of $376,110,839. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $12,187,500 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: December 31, 2007 -- $1,060,677, December 31, 2008 -- $1,608,586, December 31, 2009 --
$651,190, and December 31, 2011 -- $8,867,047.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended December 31, 2004, the tax character of distributions paid was as follows: ordinary income $2,233,416. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of December 31, 2004, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund paid a daily management fee to the Adviser at an annual rate of 0.75% of the Fund's average daily net asset value, until June 30, 2004. Effective July 1, 2004, the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $2,000,000,000 of the Fund's average daily net asset value, (b) 0.70% of the next $3,000,000,000 and (c) 0.65% of the Fund's average daily net asset value in excess of $5,000,000,000.

The Adviser had agreed to limit the Fund's total expenses, excluding the distribution and service fees and transfer agent fees, to 0.86% of the Fund's average daily net asset value. There was no expense reduction related to the Fund's total expense limitation for the year ended December 31, 2004. In addition, the Adviser had agreed to limit the Class A expenses to 1.37% of the Class A average net asset value. There were no total expense reductions or Class A-specific expense reductions during the year ended December 31, 2004. These limitations were terminated, effective May 18, 2004.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C and Class R, pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net asset value, 1.00% of Class B and Class C average daily net asset value and 0.50% of Class R average daily net asset value. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Asso ciation of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. In addition, under a Service Plan for Class R shares, the Fund pays up to 0.25% of Class R average daily net asset value for certain other services.

Class A shares are assessed up-front sales charges. During the year ended December 31, 2004, JH Funds received net up-front sales charges of $2,146,634 with regard to sales of Class A shares. Of this amount, $328,646 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,658,908 was paid as sales commissions to unrelated broker-dealers and $159,080 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. Prior to July 15, 2004, Class C shares were assessed up-front sales charges. During the year ended December 31, 2004, JH Funds received net up-front sales charges of $1,117,602 with regard to sales of Class C shares. Of this amount, $1,102,513 was paid as sales commissions to unrelated broker-dealers and $15,089 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended December 31, 2004, CDSCs received by JH Funds amounted to $367,234 for Class B shares and $51,818 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. The Adviser had agreed to limit the Class A, Class B and Class C transfer agent fees to 0.26% of each respective class's average daily net asset value. There were no expense reductions related to this transfer agent fee limitation during the year ended December 31, 2004. This limitation was terminated, effective May 17, 2004. For Class I shares the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of Class I average daily net asset value. For Class R shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the Class R average net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. Signature Services agreed to voluntarily reduce the Fund's asset-based portion of the transfer agent fee if the total transfer agent fee exceeds the Lipper, Inc. median transfer agency fee for comparable mutual funds by 0.05%. There were no transfer agent fee reductions related to this transfer agent fee limitation during the year ended December 31, 2004. Signature Services reserves the right to terminate this limitation at any time.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $231,005. The Fund also paid the Adviser the amount of $1,652 for certain publishing services, included in the printing fees.

The Adviser and other subsidiaries of JHLICo owned 4,344 Class R shares of beneficial interest of the Fund on December 31, 2004.

Mr. James A. Shepherdson is a director and officer of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset.

The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.


                                 Year ended 12-31-03             Year ended 12-31-04
                              Shares          Amount          Shares          Amount
Class A shares
Sold                      10,923,460    $252,877,518      21,469,197    $576,741,743
Distributions reinvested          --              --          74,630       2,057,537
Repurchased               (6,664,645)   (155,946,301)     (4,737,384)   (124,627,708)
Net increase               4,258,815     $96,931,217      16,806,443    $454,171,572

Class B shares
Sold                       4,086,870     $93,135,551       2,656,112     $68,690,740
Repurchased               (1,037,458)    (23,901,422)     (1,521,967)    (39,244,781)
Net increase               3,049,412     $69,234,129       1,134,145     $29,445,959

Class C shares
Sold                       4,687,309    $107,419,289       3,872,799    $100,379,401
Repurchased                 (693,363)    (16,065,967)     (1,143,880)    (29,539,337)
Net increase               3,993,946     $91,353,322       2,728,919     $70,840,064

Class I shares
Sold                         150,664      $3,448,808         220,096      $5,842,198
Distributions reinvested          --              --           1,033          28,651
Repurchased                 (255,701)     (6,139,036)       (127,814)     (3,428,641)
Net increase (decrease)     (105,037)    ($2,690,228)         93,315      $2,442,208

Class R shares 1
Sold                           4,593        $106,150          63,342      $1,671,427
Distributions reinvested          --              --              33             907
Repurchased                       --              --         (11,238)       (302,190)
Net increase                   4,593        $106,150          52,137      $1,370,144

Net increase              11,201,729    $254,934,590      20,814,959    $558,269,947

1 Class R shares began operations on 8-05-03.

Note D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2004, aggregated $677,135,941 and $138,607,240, respectively.

The cost of investments owned on December 31, 2004, including short-term investments, for federal income tax purposes, was $1,546,648,649. Gross unrealized appreciation and depreciation of investments aggregated $190,298,424 and $9,270,976, respectively, resulting in net unrealized appreciation of $181,027,448. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note E
Reclassification
of accounts

During the year ended December 31, 2004, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $692, a decrease in distributions in excess of net investment income of $22,057 and a decrease in capital paid-in of $22,749. This represents the amounts necessary to report these balances on a tax basis, exclud ing certain temporary differences, as of December 31, 2004. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, and book and tax differences in accounting for deferred compensation. The calculation of net investment income (loss) per share in the Fund's Financial Highlights excludes these adjustments.

Note F
Proposed
reorganization

On December 14, 2004, the Trustees approved the reorganization of John Hancock Large Cap Growth Fund into the Fund. The reorganization is scheduled to take place after the close of business on April 8, 2005, subject to approval by shareholders.

Shareholder meeting (unaudited)

On December 1, 2004, a Special Meeting of shareholders of the Fund was held to elect nine Trustees, effective January 1, 2005.

Proxies covering 32,662,299 shares of beneficial interest were voted at the meeting.

The shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                            WITHHELD
                                       FOR                 AUTHORITY
--------------------------------------------------------------------
James F. Carlin                        32,287,970            374,329
Richard P. Chapman, Jr.                32,290,679            371,620
William H. Cunningham                  32,286,101            376,198
Ronald R. Dion                         32,295,486            366,813
Charles L. Ladner                      32,290,920            371,379
Dr. John A. Moore                      32,293,691            368,608
Patti McGill Peterson                  32,293,842            368,457
Steven R. Pruchansky                   32,293,966            368,333
James A. Shepherdson                   32,268,731            393,568

AUDITORS'
REPORT

Report of
Independent
Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of John Hancock U.S. Global Leaders Growth Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock U.S. Global Leaders Growth Fund (the "Fund") at December 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2002, were audited by other independent auditors, whose report dated February 7, 2003, expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 17, 2005

TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2004.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2004, 100.00% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2004.

Shareholders will be mailed a 2004 U.S. Treasury Department Form
1099-DIV in January 2005. This will reflect the total of all distributions that are taxable for calendar year 2004.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.


Independent Trustees

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
Charles L. Ladner,2 Born: 1938                                                              2004                49
Independent Chairman (since 2004); Chairman and Trustee, Dunwoody
Village, Inc. (retirement services) (until 2003); Senior Vice President and
Chief Financial Officer, UGI Corporation (public utility holding company)
(retired 1998); Vice President and Director for AmeriGas, Inc. (retired
1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History
Association (since 2001).

James F. Carlin, Born: 1940                                                                 2005                49
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since 1985);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc.
(since 1996); Director and Treasurer, Rizzo Associates (engineering) (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments) (since
1987); Director and Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc. (until
1999), Carlin Insurance Agency, Inc. (until 1999); Chairman, Massachusetts
Board of Higher Education (until 1999).

Richard P. Chapman, Jr.,2 Born: 1935                                                        2002                39
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove, Born: 1933                                                             2002                39
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc. (financial reinsurance) (until 2004); Director, Hudson City Savings Bank
(since 1995); Director, Hudson City Bancorp (since 1999); Trustee, Scholarship
Fund for Inner City Children (since 1986).


30


Independent Trustees (continued)

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
William H. Cunningham, Born: 1944                                                           2005                49
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (until 2004), STC Broadcasting,
Inc. and Sunrise Television Corp. (electronic manufacturing) (until 2001),
Symtx, Inc. (electronic manufacturing) (since 2001), Adorno/Rogers Technology,
Inc. (until 2004), Pinnacle Foods Corporation (until 2003), rateGenius (Internet service) (until 2003), Jefferson-Pilot Corporation (diversified life insurance company) (since 1985), New Century Equity Holdings (formerly Billing Concepts)
(until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc.
(until 2000), Metamor Worldwide (until 2000), AskRed.com (until 2001),
Southwest Airlines (since 2000) and Introgen (since 2000); Advisory Director,
Q Investments (until 2003); Advisory Director, Chase Bank (formerly Texas
Commerce Bank -- Austin) (since 1988), LIN Television (since 2002), WilTel
Communications (until 2003) and Hayes Lemmerz International, Inc.
(diversified automotive parts supply company) (since 2003).

Ronald R. Dion, Born: 1946                                                                  2005                49
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, Boston Stock Exchange; Director, BJ's
Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee,
Emmanuel College.

John A. Moore,2 Born: 1939                                                                  2002                49
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Chief Scientist, Sciences
International (health research) (until 2003); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

Patti McGill Peterson,2 Born: 1943                                                          2002                49
Executive Director, Council for International Exchange of Scholars and
Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1998); Former President of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (until 2003); Director, Ford
Foundation, International Fellowships Program (since 2002); Director,
Lois Roth Endowment (since 2002); Director, Council for International
Educational Exchange (since 2003).

Steven Pruchansky, Born: 1944                                                               2005                49
Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of
Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC
(real estate) (since 2001); Director, First Signature Bank & Trust Company
(until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell
Building Corp. (until 1991).


31


Independent Trustees (continued)

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
Norman H. Smith, Born: 1933                                                                 2005                47
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).


Non-Independent Trustees 3

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1              by Trustee
James A. Shepherdson, Born: 1952                                                            2004                49
President and Chief Executive Officer
Executive Vice President, Manulife Financial Corporation (since 2004);
Director, President and Chief Executive Officer, John Hancock Advisers, LLC
(the "Adviser") and The Berkeley Financial Group, LLC ("The Berkeley Group")
(holding company); Director, President and Chief Executive Officer, John
Hancock Funds, LLC ("John Hancock Funds"); President, Director and Chief
Executive Officer, Sovereign Asset Management Corporation ("SAMCorp");
Director, Chairman and President, NM Capital Management, Inc.; President,
John Hancock Retirement Services, John Hancock Life Insurance Company
(until 2004); Chairman, Essex Corporation (until 2004); Co-Chief Executive
Officer, MetLife Investors Group (until 2003); Senior Vice President,
AXA/Equitable Insurance Company (until 2000).

Principal officers who are not Trustees

Name, age
Position(s) held with Fund                                                                                      Officer
Principal occupation(s) and                                                                                     of Fund
directorships during past 5 years                                                                               since
William H. King, Born: 1952                                                                                     2002
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     2002
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Director, Senior
Vice President and Secretary, NM Capital Management, Inc.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-independent Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

For more information

The Fund's proxy voting policies, procedures and records are available without charge, upon request:

By phone            On the Fund's Web site        On the SEC's Web site

1-800-225-5291      www.jhfunds.com/proxy         www.sec.gov


Investment adviser

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Subadviser

Sustainable Growth Advisers, LP
3 Stamford Plaza
301 Tresser Boulevard, Suite 1310
Stamford, CT 06901

Principal distributor

John Hancock Funds, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer agent

John Hancock Signature
Services, Inc.
1 John Hancock Way,
Suite 1000
Boston, MA 02217-1000

Legal counsel

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

Independent registered
public accounting firm

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110


The Fund's investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291, or visit the Fund's Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.


How to contact us

Internet  www.jhfunds.com

Mail      Regular mail:                       Express mail:
          John Hancock                        John Hancock
          Signature Services, Inc.            Signature Services, Inc.
          1 John Hancock Way, Suite 1000      Mutual Fund Image Operations
          Boston, MA 02217-1000               529 Main Street
                                              Charlestown, MA 02129

Phone     Customer service representatives    1-800-225-5291
          24-hour automated information       1-800-338-8080
          TDD line                            1-800-554-6713


A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission's Web site, www.sec.gov.

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of
the shareholders of John Hancock
U.S. Global Leaders Growth Fund.


2600A  12/04
        2/05

JOHN HANCOCK
Classic Value Fund

12.31.2004

Annual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chief Executive Officer, flush left next to first paragraph.]


CEO CORNER

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Your expenses
page 8

Fund's investments
page 10

Financial statements
page 14

Trustees & officers
page 30

For more information
page 33


Dear Fellow Shareholders,

The stock market advanced for the second straight year, largely on the wings of a strong post-election rally that produced solid returns for the major indexes in 2004. For much of the year, the market was fairly dull, moving mostly sideways as investors worried about higher interest rates, sky-rocketing oil prices, the tight presidential election and the war in Iraq. With the election over and oil prices moderating, investors felt more confident, and the broad Standard & Poor's 500 Index wound up returning 10.88% for the year. The Dow Jones Industrial Average returned 5.40% and a late and strong rally in technology stocks helped the Nasdaq Composite Index move from a negative stance in October to finish the year with a 9.15% return. Despite the Federal Reserve's five hikes in short-term interest rates, bonds still turned in positive results, with the Lehman Brothers Aggregate Bond Index up 4.34%.

In October, you may recall we requested your vote on a proposal regarding the election of your fund's Board of Trustees. We are pleased to report that shareholders overwhelmingly approved the proposal, which became effective January 1, 2005. As a result, all open-end John Hancock funds now have the same Board of Trustees, comprised of 11 members -- ten of them, including the Chairman, are independent Trustees with no direct or indirect interest in John Hancock Advisers, LLC, your fund's investment adviser. We believe this move is a way to improve the effectiveness of the Trustees' oversight of the funds, and we are grateful for your support.

Sincerely,

/S/ JAMES A. SHEPHERDSON

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of December 31, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital by invest-
ing at least 80% of
its assets in domes-
tic equity securities
that the subadviser
believes are cur-
rently undervalued
relative to the
market, based on
estimated future
earnings and
cash flow.

Over the last twelve months

* Stocks posted positive results for the second straight year thanks to a late-year rally.

* The Fund outpaced the broad market indexes and its peer group, but trailed its large-cap value benchmark.

* Financial and health care stocks were the top contributors to Fund performance.


[Bar chart with heading "John Hancock Classic Value Fund." Under the heading is a note that reads "Fund performance for the year ended December 31, 2004." The chart is scaled in increments of 5% with 0% at the bottom and 15% at the top. The first bar represents the 14.28% total return for Class A. The second bar represents the 13.44% total return for Class B. The third bar represents the 13.44% total return for Class C. The fourth bar represents the 14.77% total return for Class I. The fifth bar represents the 13.91% total return for Class R. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested. These returns do not reflect the deduction of the maximum sales charge, which would reduce the performance shown above."]


Top 10 holdings

 4.6%   MetLife, Inc.
 4.3%   Computer Associates International, Inc.
 4.3%   Whirlpool Corp.
 4.3%   Citigroup, Inc.
 4.3%   Freddie Mac
 4.2%   Hewlett-Packard Co.
 3.9%   Bristol-Myers Squibb Co.
 3.9%   Boeing Co. (The)
 3.8%   CIGNA Corp.
 3.8%   Sara Lee Corp.

As a percentage of net assets on December 31, 2004.

BY THE PORTFOLIO MANAGEMENT TEAM AT PZENA INVESTMENT MANAGEMENT, LLC

MANAGERS'
REPORT

JOHN HANCOCK
Classic Value Fund

The U.S. stock market rallied in 2004, posting a double-digit gain for the second straight year. The market traded in a narrow range for most of the year as strong corporate earnings growth was offset by uncertainty about higher interest rates, soaring oil prices, terrorism and the presidential election. However, stocks rose sharply in the last few months of the year as oil prices eased, job growth rebounded and the election came and went without incident. For the year, the Standard & Poor's 500 Index returned 10.88%.

Going into 2004, we viewed the stock market as fairly valued and anticipated a moderate return for the overall market. In addition, value opportunities were limited by the narrow valuation gap between the least expensive and most expensive segments of the market. Valuations were compressed further in 2004 as value shares outpaced growth issues across all market capitalizations. The Russell 3000 Value Index returned 16.94%, well ahead of the 6.93% return of the Russell 3000 Growth Index.

"The U.S. stock market rallied in
 2004, posting a double-digit gain
 for the second straight year."

Fund performance

For the year ended December 31, 2004, John Hancock Classic Value Fund's Class A, Class B, Class C, Class I and Class R shares posted total returns of 14.28%, 13.44%, 13.44%, 14.77% and 13.91%, respectively, at net asset value. By comparison, the average large value fund returned 12.91%, according to Morningstar, Inc.1 and the Russell 1000 Value Index returned 16.49%. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

Fund strategy

We select our investments from a universe of the 500 largest U.S.
stocks, with a focus on the most undervalued segment. We generally seek companies that display four key characteristics: (1) a low price relative to normal earnings; (2) current earnings that are below normal;
(3) a credible plan to restore normal earnings; and (4) a solid business with a sustainable competitive advantage.

Portfolio theme

Given our modest performance expectations and the valuation compression in the market, we lowered the portfolio's risk profile in 2004. We found the best investment opportunities in relatively stable areas of the market, such as financials and health care. Together, these two sectors made up more than half of the portfolio during the year and produced the greatest contribution to returns.

In contrast, we limited our exposure to the energy and utilities sectors because we found few attractively valued companies in these areas. However, these sectors of the market outperformed during the year, especially energy, as oil prices rose beyond what we would consider long-term normal levels and interest rates remained low.

Financials and health care post strong results

At the beginning of the year, the popular view in the market was that rising interest rates would have a negative impact on the financial sector in 2004. We believed that investors were being overly pessimistic, causing many financial stocks to become undervalued for reasons that were not justified in our view. As a result, we took advantage of selected investment opportunities in the financial sector, increasing our holdings to more than 40% of the portfolio during the year.

We focused on non-bank financial companies that tend to have less sensitivity to interest rate fluctuations. Three of the top five contributors to overall portfolio performance were non-bank financials:
Loews, Freddie Mac and MetLife. Diversified conglomerate Loews benefited from the strong performance of its property and casualty insurance business. Freddie Mac, the government-sponsored mortgage provider, rebounded from accounting problems and regulatory concerns, while higher premiums boosted the revenues of insurer MetLife.

"We found the best investment
 opportunities in relatively stable
 areas of the market, such as
 financials and health care."

We also increased our exposure to the health care sector. The best performer in this sector -- and one of the best for the portfolio as a whole -- was health-benefits provider Cigna, which produced strong earnings growth thanks to effective cost management. Other solid contributors in this sector included Aetna, another health-benefits provider, and health services firm McKesson.



[Table at top left-hand side of page entitled "Top five sectors." The first listing is Financials 41%, the second is Health care 13%, the third is Consumer discretionary 12%, the fourth is Information technology 8%, and the fifth is Industrials 8%.]


Disappointments in tech and telecom

Although information technology stocks made up less than 10% of the portfolio, we were overweight this sector relative to our benchmark, the Russell 1000 Value Index. On balance, our technology stocks hurt relative performance, primarily because of computer hardware maker Hewlett-Packard. H-P reported disappointing earnings in the third quarter because of supply-chain problems and poor results in its server business, and the stock price declined sharply. However, we think the breadth of H-P's business segments -- including its dominant printer business -- is underappreciated by the market, and we remain positive about the company's prospects.


[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 12-31-04." The chart is divided into two sections (from top to left): Common stocks 96% and Short-term investments & other 4%.]


The portfolio's only telecommunication services holding -- regional telecom giant BellSouth -- was also one of the biggest detractors from performance. BellSouth, which jointly owns Cingular Wireless with SBC Communications, declined early in the year after Cingular announced that it was acquiring AT&T Wireless at a premium. The costly acquisition led us to reduce our free cash flow expectations, which had been one of the major attractions of the stock, and we subsequently sold our entire position.

[Table at top of page entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Period's performance...and what's behind the numbers." The first listing is ConocoPhillips followed by an up arrow with the phrase "Strong demand and a spike in oil prices boosted profits." The second listing is CIT Group followed by an up arrow with the phrase "Benefited from healthy growth and fewer delinquencies in its leasing business." The third listing is HCA followed by a down arrow with the phrase "Unexpectedly high bad debt expenses weighed down hospital operator."]


Following our sell discipline

The outperformance of value stocks during the year caused some of our holdings to reach fair value, which led us to exit several positions during the year. Examples included agriculture products maker Monsanto, health care provider Aetna and electrical equipment manufacturer Cooper Industries. We also trimmed a few of the portfolio's larger holdings as part of the effort to lower our overall risk profile. For example, we reduced our positions in aircraft manufacturer Boeing and software maker Computer Associates after an extended period of strong performance.

"...we intend to continue our current
 strategy, maintaining a lower risk
 profile while seeking out solid,
 attractively valued companies."

Outlook

Our outlook going into 2005 is similar to that of 2004 -- we see a fairly valued stock market with compressed valuations that will likely deliver moderate overall returns. Consequently, we intend to continue our current strategy, maintaining a lower risk profile while seeking out solid, attractively valued companies.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT
PERFORMANCE

For the period ended
December 31, 2004

                       Class A 1  Class B    Class C    Class I 2  Class R 2
Inception date         6-24-96   11-11-02   11-11-02   11-11-02     8-5-03

Average annual returns with maximum sales charge (POP)
One year                  8.55%      8.44%     12.44%     14.77%     13.91%
Five years               16.29         --         --         --         --
Since inception          12.72      24.88      25.97      27.41      24.32

Cumulative total returns with maximum sales charge (POP)
One year                  8.55       8.44      12.44      14.77      13.91
Five years              112.70         --         --         --         --
Since inception         177.42      60.77      63.77      67.81      35.79

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5.00%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares' CDSC declines annually between years 1--6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I and Class R shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund's current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund's Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 Effective November 8, 2002, shareholders of the former Pzena Focused Value
  Fund became owners of that number of full and fractional shares of the John Hancock Classic Value Fund. Additionally, the accounting and performance history of the former Pzena Focused Value Fund was redesignated as that of Class A of John Hancock Classic Value Fund. The performance of the former Pzena Focused Value Fund reflects stocks selected from the largest 1,000 publicly traded U.S. companies, whereas the Fund invests in stocks selected from the 500 largest such companies.

2 For certain types of investors as described in the Fund's Class I and Class R share prospectuses.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in two separate indexes.

                                                        Index 2
             Cum Value    Cum Value      Index 1   Russell 1000
               of $10K      of $10K      S&P 500          Value
Plot Date     (No Load)     (W/Load)       Index          Index

6-24-96        $10,000       $9,500      $10,000        $10,000
6-30-96          9,910        9,411       10,038         10,008
12-31-96        11,067       10,510       11,211         11,327
6-30-97         12,721       12,081       13,521         13,329
12-31-97        13,786       13,092       14,951         15,312
6-30-98         14,797       14,052       17,600         17,173
12-31-98        13,004       12,349       19,224         17,705
6-30-99         15,052       14,294       21,605         19,984
12-31-99        13,042       12,385       23,269         19,006
6-30-00         13,452       12,775       23,171         18,202
12-31-00        17,721       16,829       21,151         20,339
6-30-01         19,210       18,243       19,734         20,083
12-31-01        20,036       19,028       18,637         19,202
6-30-02         20,108       19,096       16,185         18,285
12-31-02        18,760       17,815       14,518         16,221
6-30-03         21,336       20,262       16,225         18,098
12-31-03        25,561       24,274       18,683         21,093
6-30-04         27,074       25,711       19,326         21,923
12-31-04        29,212       27,742       20,699         24,640

[Line chart with the heading "GROWTH OF $10,000." Within the chart are four lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Classic Value Fund, without sales charge (NAV) and is equal to $29,212 as of December 31, 2004. The second line represents the value of the same hypothetical investment made in the John Hancock Classic Value Fund, with sales charge (POP) and is equal to $27,742 as of December 31, 2004. The third line represents the Russell 1000 Value Index and is equal to $24,640 as of December 31, 2004. The fourth line represents Standard & Poor's 500 Index and is equal to $20,699 as of December 31, 2004.]

                           Class B      Class C 1    Class I 2    Class R 2
Period beginning          11-11-02     11-11-02     11-11-02       8-5-03

Without sales charge       $16,377      $16,377      $16,781      $13,579
With maximum sales charge   16,077       16,377       16,781       13,579
Index 1                     14,369       14,369       14,369       12,868
Index 2                     15,612       15,612       15,612       13,569

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C, Class I and Class R shares, respectively, as of December 31, 2004. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor's 500 Index -- Index 1 -- is an unmanaged index that includes 500 widely traded common stocks.

Russell 1000 Value Index -- Index 2 -- is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's Class I and Class R share prospectuses.

YOUR
EXPENSES

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

* Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

* Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund's actual ongoing operating expenses, and is based on your fund's actual return. It assumes an account value of $1,000.00 on June 30, 2004, with the same investment held until December 31, 2004.

Account value                            Expenses paid
$1,000.00          Ending value          during period
on 6-30-04          on 12-31-04         ended 12-31-04 1
-------------------------------------------------------------
Class A               $1,079.00                  $6.80
Class B                1,074.90                  10.70
Class C                1,074.90                  10.70
Class I                1,081.20                   4.52
Class R                1,077.40                   9.02

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at December 31, 2004 by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

 --                                --      --              --
| My account value  /                |    | "expenses paid"  |      My
|                  / $1,000.00 = 8.6 | X $|                  | =  actual
|    $8,600.00    /                  |    |    from table    |   expenses
 --                                --      --              --

Hypothetical example for comparison purposes

This table allows you to compare your fund's ongoing operating expenses with those of any other fund. It provides an example of the Fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annual return before expenses (which is not your fund's actual return). It assumes an account value of $1,000.00 on June 30, 2004, with the same investment held until December 31, 2004. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

Account value                            Expenses paid
$1,000.00          Ending value          during period
on 6-30-04          on 12-31-04         ended 12-31-04 1
-------------------------------------------------------------
Class A               $1,018.60                  $6.60
Class B                1,014.82                  10.39
Class C                1,014.82                  10.39
Class I                1,020.79                   4.39
Class R                1,016.45                   8.76

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund's annualized expense ratio of 1.30%, 2.05%, 2.05%, 0.86% and 1.73% for Class A, Class B, Class C, Class I and Class R, respectively, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 or 366] (to reflect the one-half year period).

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
December 31, 2004

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


Issuer                                                                              Shares           Value
Common stocks 96.10%                                                                        $1,974,057,554
(Cost $1,763,895,287)

Aerospace & Defense 3.85%                                                                       79,107,148
Boeing Co. (The) (L)                                                             1,528,050      79,107,148

Apparel Retail 2.38%                                                                            48,829,475
TJX Cos., Inc. (The) (L)                                                         1,943,075      48,829,475

Auto Parts & Equipment 3.04%                                                                    62,443,992
Johnson Controls, Inc. (L)                                                         984,300      62,443,992

Computer & Electronics Retail 2.17%                                                             44,493,216
RadioShack Corp.                                                                 1,353,200      44,493,216

Computer Hardware 4.16%                                                                         85,439,644
Hewlett-Packard Co.                                                              4,074,375      85,439,644

Diversified Banks 2.39%                                                                         49,140,525
Bank of America Corp.                                                              324,992      15,271,374
Comerica, Inc. (L)                                                                 555,050      33,869,151

Diversified Commercial Services 1.80%                                                           37,025,152
Cendant Corp.                                                                    1,583,625      37,025,152

Electric Utilities 3.43%                                                                        70,453,360
SCANA Corp. (L)                                                                    390,325      15,378,805
Wisconsin Energy Corp.                                                           1,633,775      55,074,555

Health Care Distributors 2.84%                                                                  58,369,311
McKesson Corp. (L)                                                               1,855,350      58,369,311

Health Care Facilities 1.81%                                                                    37,190,772
HCA, Inc.                                                                          930,700      37,190,772

Household Appliances 4.29%                                                                      88,182,191
Whirlpool Corp. (L)                                                              1,274,125      88,182,191

Insurance Brokers 2.49%                                                                         51,140,331
Aon Corp. (L)                                                                    2,143,350      51,140,331

See notes to
financial statements.


10


FINANCIAL STATEMENTS


Issuer                                                                              Shares           Value
Integrated Oil & Gas 4.51%                                                                     $92,684,195
BP Plc, American Depositary Receipt (ADR)
(United Kingdom)                                                                   785,925      45,898,020
ConocoPhillips (L)                                                                 538,825      46,786,175

Investment Banking & Brokerage 7.93%                                                           162,984,251
Citigroup, Inc.                                                                  1,829,775      88,158,559
Morgan Stanley                                                                   1,347,725      74,825,692

IT Consulting & Other Services 4.30%                                                            88,228,260
Computer Associates International, Inc. (L)                                      2,840,575      88,228,260

Life & Health Insurance 2.04%                                                                   41,999,329
Torchmark Corp. (L)                                                                735,025      41,999,329

Managed Health Care 3.82%                                                                       78,564,145
CIGNA Corp.                                                                        963,150      78,564,145

Multi-Line Insurance 14.28%                                                                    293,269,402
Allstate Corp. (The)                                                               875,800      45,296,376
Loews Corp.                                                                      1,048,875      73,735,913
MBIA, Inc.                                                                         989,375      62,607,650
MetLife, Inc. (L)                                                                2,327,225      94,275,885
Radian Group, Inc. (L)                                                             325,950      17,353,578

Other Diversified Financial Services 2.74%                                                      56,174,174
CIT Group, Inc.                                                                  1,225,975      56,174,174

Packaged Foods & Meats 3.76%                                                                    77,158,079
Sara Lee Corp. (L)                                                               3,196,275      77,158,079

Pharmaceuticals 4.48%                                                                           92,042,433
Bristol-Myers Squibb Co. (L)                                                     3,120,950      79,958,739
Pfizer, Inc.                                                                       449,375      12,083,694

Property & Casualty Insurance 2.38%                                                             48,950,560
XL Capital Ltd. (Class A) (Cayman Islands) (L)                                     630,400      48,950,560

Railroads 2.68%                                                                                 55,118,100
Union Pacific Corp. (L)                                                            819,600      55,118,100

Thrifts & Mortgage Finance 7.13%                                                               146,405,972
Fannie Mae (L)                                                                     825,425      58,778,514
Freddie Mac                                                                      1,188,975      87,627,458

Tobacco 1.40%                                                                                   28,663,537
Altria Group, Inc.                                                                 469,125      28,663,537

See notes to
financial statements.


11


FINANCIAL STATEMENTS


                                                                  Interest       Par value
Issuer, description, maturity date                                    rate            (000)          Value
Short-term investments 24.26%                                                                 $498,365,064
(Cost $498,365,064)

Joint Repurchase Agreement 4.66%                                                                95,739,000
Investment in a joint repurchase agreement transaction
with Morgan Stanley -- Dated 12-31-04, due 01-03-05
(secured by U.S. Treasury Inflation Indexed Bond 3.875%
due 04-15-29)                                                       1.600%         $95,739      95,739,000

                                                                                    Shares

Cash Equivalents 19.60%                                                                        402,626,064
AIM Cash Investment Trust (T)                                                  402,626,064     402,626,064

Total investments 120.36%                                                                   $2,472,422,618

Other assets and liabilities, net (20.36%)                                                   ($418,209,936)

Total net assets 100.00%                                                                    $2,054,212,682


(L) All or a portion of this security is on loan as of December 31, 2004.

(T) Represents investment of securities lending collateral.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

PORTFOLIO
CONCENTRATION

December 31, 2004
(unaudited)

This table shows the
Fund's investments
as a percentage
of net assets,
aggregated by
various industries.

Industry distribution         Value as a percentage of Fund's net assets
------------------------------------------------------------------------
Consumer discretionary                                            11.88%
Consumer staples                                                   5.15
Energy                                                             4.51
Financials                                                        41.38
Health care                                                       12.96
Industrials                                                        8.34
Information technology                                             8.45
Utilities                                                          3.43
Short-term investments                                            24.26

See notes to
financial statements.

FINANCIAL STATEMENTS


ASSETS AND
LIABILITIES

December 31, 2004

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

Assets
Investments, at value (cost $2,262,260,351)
including $394,731,435 of securities loaned                    $2,472,422,618
Cash                                                                       78
Receivable for shares sold                                         25,552,204
Dividends and interest receivable                                   3,158,373
Receivable from affiliates                                            155,718
Other assets                                                            4,786

Total assets                                                    2,501,293,777

Liabilities
Payable for investments purchased                                  21,090,697
Payable for shares repurchased                                     21,378,487
Payable upon return of securities loaned                          402,626,064
Payable to affiliates
Management fees                                                     1,406,128
Distribution and service fees                                          76,268
Other                                                                 259,422
Other payables and accrued expenses                                   244,029

Total liabilities                                                 447,081,095

Net assets
Capital paid-in                                                 1,842,254,693
Accumulated net realized gain on investments                        1,795,939
Net unrealized appreciation of investments                        210,162,267
Distributions in excess of net investment income                         (217)

Net assets                                                     $2,054,212,682

Net asset value per share
Based on net asset values and shares outstanding --
the Fund has an unlimited number of shares
authorized with no par value
Class A ($1,222,690,934 [DIV] 53,133,875 shares)                       $23.01
Class B ($199,942,714 [DIV] 8,735,744 shares)                          $22.89
Class C ($423,414,371 [DIV] 18,498,409 shares)                         $22.89
Class I ($205,968,001 [DIV] 8,936,010 shares)                          $23.05
Class R ($2,196,662 [DIV] 95,431 shares)                               $23.02
Maximum offering price per share
Class A1 ($23.01 [DIV] 95%)                                            $24.22

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
December 31, 2004

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

Investment income
Dividends                                                         $20,203,107
Interest                                                              771,706
Securities lending                                                    190,922

Total investment income                                            21,165,735
Expenses
Investment management fees                                          8,563,987
Class A distribution and service fees                               1,430,356
Class B distribution and service fees                               1,163,816
Class C distribution and service fees                               2,268,421
Class R distribution and service fees                                   4,389
Class A, B and C transfer agent fees                                1,712,263
Class I transfer agent fees                                            44,771
Class R transfer agent fees                                             3,159
Registration and filing fees                                          349,910
Accounting and legal services fees                                    256,947
Miscellaneous                                                         168,703
Printing                                                              158,335
Custodian fees                                                        145,469
Professional fees                                                      50,353
Trustees' fees                                                         26,719
Securities lending fees                                                 6,227

Total expenses                                                     16,353,825
Less expense reductions                                            (1,096,301)

Net expenses                                                       15,257,524

Net investment income                                               5,908,211
Realized and unrealized gain

Net realized gain on investments                                    7,784,764
Change in net unrealized appreciation
(depreciation) of investments                                     171,703,937

Net realized and unrealized gain                                  179,488,701

Increase in net assets from operations                           $185,396,912

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund's net assets
has changed
during the last
two  periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
the net of Fund
share transactions.

                                                      Year             Year
                                                     ended            ended
                                                  12-31-03         12-31-04
Increase (decrease) in net assets
From operations

Net investment income                             $963,027       $5,908,211

Net realized gain                                2,597,030        7,784,764
Change in net unrealized
appreciation (depreciation)                     37,956,269      171,703,937

Increase in net assets resulting
from operations                                 41,516,326      185,396,912

Distributions to shareholders
From net investment income
Class A                                           (807,710)      (4,445,062)
Class B                                             (5,467)              --
Class C                                             (9,788)              --
Class I                                           (218,880)      (1,504,437)
Class R 1                                             (827)              --
From net realized gain
Class A                                           (766,453)      (3,589,564)
Class B                                           (260,233)        (589,596)
Class C                                           (465,855)      (1,248,113)
Class I                                           (138,792)        (582,031)
Class R 1                                           (1,002)          (6,292)
                                                (2,675,007)     (11,965,095)
From Fund share transactions                   228,219,522    1,583,886,480

Net assets
Beginning of period                             29,833,544      296,894,385

End of period 2                               $296,894,385   $2,054,212,682

1 Class R shares began operations on 8-5-03.

2 Includes distributions in excess of net investment income of $6 and $217, respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS


CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

Period ended                                 4-30-00 1   4-30-01 1   4-30-02 1  12-31-02 2,3  12-31-03    12-31-04
Per share operating performance
Net asset value,
beginning of period                           $11.83      $11.63      $16.08      $18.16        $15.07      $20.27
Net investment income (loss) 4                 (0.06)       0.02        0.05        0.05          0.20        0.17
Net realized and unrealized
gain (loss) on investments                      0.19        4.43        2.42       (2.68)         5.25        2.73
Total from
investment operations                           0.13        4.45        2.47       (2.63)         5.45        2.90
Less distributions
From net investment income                        --          --       (0.06)      (0.02)        (0.13)      (0.09)
From net realized gain                         (0.33)         --       (0.33)      (0.44)        (0.12)      (0.07)
                                               (0.33)         --       (0.39)      (0.46)        (0.25)      (0.16)
Net asset value, end of period                $11.63      $16.08      $18.16      $15.07        $20.27      $23.01
Total return 5,6 (%)                            1.34       38.26       15.67      (14.00) 7      36.25       14.28

Ratios and supplemental data
Net assets, end of period
(in millions)                                     $5         $11         $22         $22          $145      $1,223
Ratio of expenses
to average net assets (%)                       1.75        1.75        1.25        1.27 8        1.16        1.30
Ratio of adjusted expenses
to average net assets 9 (%)                     2.99        2.81        2.01        2.57 8        1.52        1.40
Ratio of net investment income
(loss) to average net assets (%)               (0.47)       0.22        0.34        0.44 8        1.13        0.81
Portfolio turnover (%)                            50          78          38          47            25          16


See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS B SHARES

Period ended                            12-31-02 10     12-31-03     12-31-04
Per share operating performance
Net asset value, beginning of period      $14.11          $15.05       $20.24
Net investment income 4                       -- 11         0.07         0.01
Net realized and unrealized
gain on investments                         0.94            5.24         2.71
Total from
investment operations                       0.94            5.31         2.72
Less distributions
From net investment income                    --              -- 11        --
From net realized gain                        --           (0.12)       (0.07)
                                              --           (0.12)       (0.07)
Net asset value, end of period            $15.05          $20.24       $22.89
Total return 5,6 (%)                        6.66 7         35.36        13.44

Ratios and supplemental data
Net assets, end of period
(in millions)                                 $1             $47         $200
Ratio of expenses
to average net assets (%)                   2.10 8          1.91         2.05
Ratio of adjusted expenses
to average net assets 9 (%)                 6.82 8          2.27         2.15
Ratio of net investment income
(loss) to average net assets (%)           (0.06) 8         0.38         0.03
Portfolio turnover (%)                        47              25           16

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS C SHARES

Period ended                            12-31-02 10     12-31-03     12-31-04
Per share operating performance
Net asset value, beginning of period      $14.11          $15.05       $20.24
Net investment income 4                       -- 11         0.07         0.01
Net realized and unrealized
gain on investments                         0.94            5.24         2.71
Total from
investment operations                       0.94            5.31         2.72
Less distributions
From net investment income                    --              -- 11        --
From net realized gain                        --           (0.12)       (0.07)
                                              --           (0.12)       (0.07)
Net asset value, end of period            $15.05          $20.24       $22.89
Total return 5,6 (%)                        6.66 7         35.36        13.44

Ratios and supplemental data
Net assets, end of period
(in millions)                                 $1             $82         $423
Ratio of expenses
to average net assets (%)                   2.10 8          1.91         2.05
Ratio of adjusted expenses
to average net assets 9 (%)                 6.82 8          2.26         2.15
Ratio of net investment income
(loss) to average net assets (%)           (0.10) 8         0.39         0.04
Portfolio turnover (%)                        47              25           16

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS I SHARES

Period ended                            12-31-02 10     12-31-03     12-31-04
Per share operating performance
Net asset value,
beginning of period                       $14.11          $15.08       $20.30
Net investment income 4                     0.03            0.27         0.27
Net realized and unrealized
gain on investments                         0.94            5.26         2.73
Total from
investment operations                       0.97            5.53         3.00
Less distributions
From net investment income                    --           (0.19)       (0.18)
From net realized gain                        --           (0.12)       (0.07)
                                              --           (0.31)       (0.25)
Net asset value, end of period            $15.08          $20.30       $23.05
Total return 5, 6 (%)                       6.87 7         36.81        14.77

Ratios and supplemental data
Net assets, end of period
(in millions)                                 $6             $23         $206
Ratio of expenses
to average net assets (%)                   0.77 8          0.76         0.86
Ratio of adjusted expenses
to average net assets 9 (%)                 5.49 8          1.12         1.01
Ratio of net investment income
to average net assets (%)                   1.62 8          1.54         1.25
Portfolio turnover (%)                        47              25           16

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS R SHARES

Period ended                            12-31-03 10     12-31-04
Per share operating performance
Net asset value,
beginning of period                       $17.20          $20.27
Net investment income 4                     0.05            0.07
Net realized and unrealized
gain on investments                         3.24            2.75
Total from
investment operations                       3.29            2.82
Less distributions
From net investment income                 (0.10)             --
From net realized gain                     (0.12)          (0.07)
                                           (0.22)          (0.07)
Net asset value, end of period            $20.27          $23.02
Total return 5,6 (%)                       19.21 7         13.91

Ratios and supplemental data
Net assets, end of period
(in millions)                                 -- 12           $2
Ratio of expenses
to average net assets (%)                   1.55 8          1.72
Ratio of adjusted expenses
to average net assets 9 (%)                 1.91 8          1.82
Ratio of net investment income
to average net assets (%)                   0.69 8          0.35
Portfolio turnover (%)                        25              16

 1 Audited by previous auditors.

 2 Effective 11-8-02, shareholders of the former Pzena Focused Value Fund became owners of an equal number of full and fractional shares of Class A shares of the John Hancock Classic Value Fund. Additionally, the accounting and performance history of the former Pzena Focused Value Fund was redesignated as that of Class A of John Hancock Classic Value Fund.

 3 Effective 12-31-02, the fiscal year changed from April 30 to December 31.

 4 Based on the average of the shares outstanding.

 5 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 6 Total returns would have been lower had certain expenses not been reduced during the periods shown.

 7 Not annualized.

 8 Annualized.

 9 Does not take into consideration expense reductions during the periods shown.

10 Class B, Class C and Class I shares began operations on 11-11-02. Class R shares began operations on 8-5-03.

11 Less that $0.01 per share.

12 Less than $500,000.

See notes to
financial statements.

NOTES TO
STATEMENTS

Note A
Accounting policies

John Hancock Classic Value Fund (the "Fund") is a non-diversified series of John Hancock Capital Series, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide long-term growth of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C, Class I and Class R shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Share holders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments, which have a remaining maturity of 60 days or less, may be valued at amortized cost which approximates market value. Investments in AIM Cash Invest ment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I and Class R shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended December 31, 2004.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On December 31, 2004, the Fund loaned securities having a market value of $394,731,435 collateralized by cash in the amount of $402,626,064. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended December 31, 2003, the tax character of distributions paid was as follows: ordinary income $1,850,465 and long-term capital gains $824,542. During the year ended December 31, 2004, the tax character of distributions paid was as follows: ordinary income $6,910,529 and long-term capital gains $5,054,566. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of December 31, 2004, the components of distributable earnings on a tax basis included $1,333,279 of undistributed ordinary income and $462,660 of undistributed long-term gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a daily management fee to the Adviser at an annual rate of 0.85% of the Fund's average daily net asset value. The Adviser has a subadvisory agreement with Pzena Investment Management LLC. The Fund is not responsible for payment of the subadvisory fees.

The Adviser had agreed to limit the Fund's total expenses, excluding distribution and service fees and transfer agent fees, to 0.85% of the Fund's average daily net asset value and total operating expenses of Class A shares to 1.29% and Class B and Class C shares to 2.04% of net asset value of each respective class, until November 8, 2004. Effective November 9, 2004 the Adviser has agreed to limit the Fund's total expenses, excluding distribution and service fees and transfer agent fees, to 0.89% of the Fund's average daily net asset value, on an annual basis, and total operating expenses of Class A shares to 1.33% and Class B and Class C shares to 2.08% of net asset value of each respective class, on an annual basis, at least until Feb ruary 28, 2006. Accordingly, the expense reductions related to these total expense limitations amounted to $1,053,954 and there were no class-specific total expense reductions during the year ended December 31, 2004. The Adviser reserves the right to terminate these limitations in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C and Class R pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net asset value; 1.00% of Class B and Class C average daily net asset value and 0.50% of Class R average daily net asset value. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. In addition, under a Service Plan for Class R shares, the Fund pays up to 0.25% of Class R average daily net asset value for certain other services.

Class A shares are assessed up-front sales charges. During the year ended December 31, 2004, JH Funds received net up-front sales charges of $6,648,227 with regard to sales of Class A shares. Of this amount, $975,393 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $5,479,738 was paid as sales commissions to unrelated broker-dealers and $193,096 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. Prior to July 15, 2004, Class C shares were assessed up-front sales charges. During the year ended December 31, 2004, JH Funds received net up-front sales charges of $3,892,256 with regard to sales of Class C shares. Of this amount, $3,884,517 was paid as sales com missions to unrelated broker-dealers and $7,739 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are re deemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended December 31, 2004, CDSCs received by JH Funds amounted to $179,574 for Class B shares and $71,453 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. Signature Services has agreed to limit Class A, Class B and Class C transfer agent fees to 0.19% of each respective class's average daily net asset value until February 28, 2006. There were no expense reductions related to the Class A, Class B and Class C transfer agent fee limitation during the year ended December 31, 2004. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of Class I average daily net asset value. Signature Services has agreed to waive the Class I transfer agent fee at least until February 28, 2006. Accordingly, the transfer agent expense for Class I shares was reduced by $42,347 for the year ended December 31, 2004. Signature Services reserves the right to terminate these limitations in the future. For Class R shares, the Fund pays a monthly transfer agent fee at an annual rate 0.05% of Class R average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. Signature Services agreed to voluntarily reduce the Fund's asset based portion of the transfer agent fee if the total transfer agent fee ex ceeds the Lipper Inc. median transfer agency fee for comparable mutual funds by 0.05%. There were no transfer agent fee reductions related to this voluntary asset-based fee reduction during the year ended December 31, 2004. Signa ture Services reserves the right to terminate this limitation at any time.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $256,947. The Fund also paid the Adviser the amount of $1,060 for certain publishing services, included in the printing fees.

The Adviser and other subsidiaries of JHLICo owned 5,814 Class R shares of beneficial interest of the Fund on December 31, 2004.

Mr. James A. Shepherdson is a director and officer of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                              Year ended 12-31-03          Year ended 12-31-04
                            Shares         Amount       Shares          Amount
Class A shares
Sold                     6,382,825   $114,581,606   50,736,535  $1,078,102,128
Distributions reinvested    76,839      1,491,452      329,044       7,515,371
Repurchased               (772,063)   (13,628,372)  (5,080,837)   (109,737,405)
Net increase             5,687,601   $102,444,686   45,984,742    $975,880,094

Class B shares
Sold                     2,360,842    $41,628,572    7,471,628    $157,184,767
Distributions reinvested    12,743        246,965       24,118         547,964
Repurchased               (121,150)    (2,122,833)  (1,070,786)    (22,481,489)
Net increase             2,252,435    $39,752,704    6,424,960    $135,251,242

Class C shares
Sold                     4,106,492    $74,306,967   15,457,509    $326,156,514
Distributions reinvested    16,080        311,644       45,555       1,035,013
Repurchased               (135,204)    (2,426,343)  (1,038,952)    (22,235,947)
Net increase             3,987,368    $72,192,268   14,464,112    $304,955,580

Class I shares
Sold                       803,360    $14,643,212    8,243,184    $175,710,931
Distributions reinvested    14,797        287,503       63,960       1,463,408
Repurchased                (79,526)    (1,247,418)    (522,848)    (11,242,904)
Net increase               738,631    $13,683,297    7,784,296    $165,931,435

Class R shares 1
Sold                         8,192       $146,041       94,808      $2,029,238
Distributions reinvested        27            526          260           5,930
Repurchased                     --             --       (7,856)       (167,039)
Net increase                 8,219       $146,567       87,212      $1,868,129
Net increase            12,674,254   $228,219,522   74,745,322  $1,583,886,480

1 Class R shares began operations on 8-5-03.

Note D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2004, aggregated $1,663,891,927 and $151,823,622, respectively.

The cost of investments owned on December 31, 2004, including short-term investments, for federal income tax purposes, was $2,262,260,351. Gross unrealized appreciation and depreciation of investments aggregated $210,985,725 and $823,458, respectively, re sult ing in net unrealized appreciation of $210,162,267.

Note E
Reclassification
of accounts

During the year ended December 31, 2004, the Fund reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $40,280, a decrease in distributions in excess of net investment income of $41,077 and a decrease in capital paid-in of $797. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2004. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, and book and tax differences in accounting for deferred compensation. The calculation of net investment income (loss) per share in the Fund's Financial Highlights excludes these adjustments.

Shareholder meeting (unaudited)

On December 1, 2004, a Special meeting of shareholders of the Fund was held to elect nine Trustees, effective January 1, 2005.

Proxies covering 54,668,712 shares of beneficial interest were voted at the meeting.

The shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                           WITHHELD
                                                  FOR     AUTHORITY
-------------------------------------------------------------------
James F. Carlin                             54,051,701     617,011
Richard P. Chapman, Jr.                     54,036,233     632,479
William H. Cunningham                       54,055,513     613,199
Ronald R. Dion                              54,062,115     606,597
Charles L. Ladner                           54,055,660     613,052
Dr. John A. Moore                           54,046,732     621,980
Patti McGill Peterson                       54,048,173     620,539
Steven R. Pruchansky                        54,060,608     608,104
James A. Shepherdson                        54,058,749     609,963

AUDITORS'
REPORT

Report of
Independent
Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Classic Value Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Classic Value Fund (the "Fund") at December 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before April 30, 2002, were audited by other independent accountants, whose report dated May 31, 2002 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 17, 2005

TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2004.

The Fund has designated distributions to shareholders of $5,054,566 as a long-term capital gain dividend.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2004, 100% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2004.

Shareholders will be mailed a 2004 U.S. Treasury Department Form
1099-DIV in January 2005. This will reflect the total of all distributions that are taxable for calendar year 2004.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.


Independent Trustees

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
Charles L. Ladner,2 Born: 1938                                                              2004                49
Independent Chairman (since 2004); Chairman and Trustee, Dunwoody
Village, Inc. (retirement services) (until 2003); Senior Vice President and
Chief Financial Officer, UGI Corporation (public utility holding company)
(retired 1998); Vice President and Director for AmeriGas, Inc. (retired
1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History
Association (since 2001).

James F. Carlin, Born: 1940                                                                 2005                49
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since 1985);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc.
(since 1996); Director and Treasurer, Rizzo Associates (engineering) (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments) (since
1987); Director and Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc. (until
1999), Carlin Insurance Agency, Inc. (until 1999); Chairman, Massachusetts
Board of Higher Education (until 1999).

Richard P. Chapman, Jr.,2 Born: 1935                                                        2002                39
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove, Born: 1933                                                             2002                39
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc. (financial reinsurance) (until 2004); Director, Hudson City Savings Bank
(since 1995); Director, Hudson City Bancorp (since 1999); Trustee, Scholarship
Fund for Inner City Children (since 1986).


30



Independent Trustees (continued)

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
William H. Cunningham, Born: 1944                                                           2005                49
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (until 2004), STC Broadcasting,
Inc. and Sunrise Television Corp. (electronic manufacturing) (until 2001),
Symtx, Inc. (electronic manufacturing) (since 2001), Adorno/Rogers Technology,
Inc. (until 2004), Pinnacle Foods Corporation (until 2003), rateGenius (Internet service) (until 2003), Jefferson-Pilot Corporation (diversified life insurance company) (since 1985), New Century Equity Holdings (formerly Billing Concepts)
(until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc.
(until 2000), Metamor Worldwide (until 2000), AskRed.com (until 2001),
Southwest Airlines (since 2000) and Introgen (since 2000); Advisory Director,
Q Investments (until 2003); Advisory Director, Chase Bank (formerly Texas
Commerce Bank -- Austin) (since 1988), LIN Television (since 2002), WilTel
Communications (until 2003) and Hayes Lemmerz International, Inc.
(diversified automotive parts supply company) (since 2003).

Ronald R. Dion, Born: 1946                                                                  2005                49
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, Boston Stock Exchange; Director, BJ's
Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee,
Emmanuel College.

John A. Moore,2 Born: 1939                                                                  2002                49
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Chief Scientist, Sciences
International (health research) (until 2003); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

Patti McGill Peterson,2 Born: 1943                                                          2002                49
Executive Director, Council for International Exchange of Scholars and
Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1998); Former President of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (until 2003); Director, Ford
Foundation, International Fellowships Program (since 2002); Director,
Lois Roth Endowment (since 2002); Director, Council for International
Educational Exchange (since 2003).

Steven Pruchansky, Born: 1944                                                               2005                49
Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of
Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC
(real estate) (since 2001); Director, First Signature Bank & Trust Company
(until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell
Building Corp. (until 1991).


31


Independent Trustees (continued)

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1              by Trustee
Norman H. Smith, Born: 1933                                                                 2005                47
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).


Non-Independent Trustees 3

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1              by Trustee
James A. Shepherdson, Born: 1952                                                            2004                49
President and Chief Executive Officer
Executive Vice President, Manulife Financial Corporation (since 2004);
Director, President and Chief Executive Officer, John Hancock Advisers, LLC
(the "Adviser") and The Berkeley Financial Group, LLC ("The Berkeley Group")
(holding company); Director, President and Chief Executive Officer, John
Hancock Funds, LLC ("John Hancock Funds"); President, Director and Chief
Executive Officer, Sovereign Asset Management Corporation ("SAMCorp");
Director, Chairman and President, NM Capital Management, Inc.; President,
John Hancock Retirement Services, John Hancock Life Insurance Company
(until 2004); Chairman, Essex Corporation (until 2004); Co-Chief Executive
Officer, MetLife Investors Group (until 2003); Senior Vice President,
AXA/Equitable Insurance Company (until 2000).


Principal officers who are not Trustees

Name, age
Position(s) held with Fund                                                                                      Officer
Principal occupation(s) and                                                                                     of Fund
directorships during past 5 years                                                                               since
William H. King, Born: 1952                                                                                     2002
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     2002
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Director, Senior
Vice President and Secretary, NM Capital Management, Inc.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-independent Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

For more information

The Fund's proxy voting policies, procedures and records are available without charge, upon request:

By phone             On the Fund's Web site       On the SEC's Web site

1-800-225-5291       www.jhfunds.com/proxy        www.sec.gov


Investment adviser

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Subadviser

Pzena Investment  Management, LLC
120 West 45th Street,  34th Floor
New York, New York 10036

Principal distributor

John Hancock Funds, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer agent

John Hancock Signature
Services, Inc.
1 John Hancock Way,
Suite 1000
Boston, MA 02217-1000

Legal counsel

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

Independent registered
public accounting firm

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110


The Fund's investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291, or visit the Fund's Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.


How to contact us

Internet     www.jhfunds.com

Mail         Regular mail:                      Express mail:
             John Hancock                       John Hancock
             Signature Services, Inc.           Signature Services, Inc.
             1 John Hancock Way, Suite 1000     Mutual Fund Image Operations
             Boston, MA 02217-1000              529 Main Street
                                                Charlestown, MA 02129

Phone        Customer service representatives   1-800-225-5291
             24-hour automated information      1-800-338-8080
             TDD line                           1-800-554-6713


A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission's Web site, www.sec.gov.

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of
the shareholders of John Hancock
Classic Value Fund.

3800A  12/04
        2/05

JOHN HANCOCK
Large Cap Select Fund

12.31.2004

Annual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chief Executive Officer, flush left next to first paragraph.]


CEO CORNER

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Your expenses
page 8

Fund's investments
page 10

Financial statements
page 14

Trustees & officers
page 30

For more information
page 33


Dear Fellow Shareholders,

The stock market advanced for the second straight year, largely on the wings of a strong post-election rally that produced solid returns for the major indexes in 2004. For much of the year, the market was fairly dull, moving mostly sideways as investors worried about higher interest rates, sky-rocketing oil prices, the tight presidential election and the war in Iraq. With the election complete and oil prices moderating, investors felt more confident, and the broad Standard & Poor's 500 Index wound up returning 10.88% for the year. The Dow Jones Industrial Average returned 5.40% and a late and strong rally in technology stocks helped the Nasdaq Composite Index move from a negative stance in October to finish the year with a 9.15% return. Despite the Federal Reserve's five hikes in short-term interest rates, bonds still turned in positive results, with the Lehman Brothers Aggregate Bond Index up 4.34%.

In October, you may recall we requested your vote on a proposal regarding the election of your fund's Board of Trustees. We are pleased to report that shareholders overwhelmingly approved the proposal, which became effective January 1, 2005. As a result, all open-end John Hancock funds now have the same Board of Trustees, comprised of 11 members -- ten of them, including the Chairman, are independent Trustees with no direct or indirect interest in John Hancock Advisers, LLC, your fund's investment adviser. We believe this move is a way to improve the effectiveness of the Trustees' oversight of the funds, and we are grateful for your support.

Sincerely,

/S/ JAMES A. SHEPHERDSON

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of December 31, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth of
capital by normally
investing at least
80% of its assets in
equity securities of
large-capitalization
companies with
market capitaliza-
tions in excess of
$5 billion.

Over the last twelve months

* Stocks posted decent gains as the global economy improved and a decisive resolution of the U.S. presidential election boosted investor sentiment.

* A focus on high-quality companies somewhat detracted from Fund performance as lower-quality securities outperformed.

* Security selection was mostly favorable, although some disappointments emerged.


[Bar chart with heading "John Hancock Large Cap Select Fund." Under the heading is a note that reads "Fund performance for the year ended December 31, 2004." The chart is scaled in increments of 4% with 0% at the bottom and 8% at the top. The first bar represents the 5.17% total return for Class A. The second bar represents the 4.40% total return for Class B. The third bar represents the 4.40% total return for Class C. The fourth bar represents the 5.54% total return for Class I. The fifth bar represents the 4.98% total return for Class R. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested. These returns do not reflect the deduction of the maximum sales charge, which would reduce the performance shown above."]


Top 10 holdings

 4.4%   Berkshire Hathaway, Inc. (Class A)
 4.3%   Home Depot, Inc. (The)
 4.1%   General Electric Co.
 4.1%   SYSCO Corp.
 4.0%   Wal-Mart Stores, Inc.
 3.8%   Harley-Davidson, Inc.
 3.8%   Procter & Gamble Co. (The)
 3.7%   Johnson & Johnson
 3.7%   Omnicom Group, Inc.
 3.7%   Coca-Cola Co. (The)

As a percentage of net assets on December 31, 2004.

BY JOHN J. MCCABE AND MARK T. TRAUTMAN, PORTFOLIO MANAGERS

MANAGERS'
REPORT

JOHN HANCOCK
Large Cap Select Fund

Stocks posted impressive gains during the 12-month period ending December 31, 2004, fueled by improving global economic conditions, relatively low -- albeit rising -- interest rates, and better investor sentiment following the decisive resolution of the U.S. presidential election. High-quality, large-company stocks -- which are the focus of the Fund -- enjoyed returns in line with their historical averages during 2004, although their gains lagged those chalked up by their mid- and small-cap counterparts. Having bid large-cap stock prices higher during the bear markets of 2001 and 2002, investors' turned their sights toward cheaper stocks in 2004 as their appetite for risk grew.

"Stocks posted impressive gains
 during the 12-month period
 ending December 31, 2004..."

Performance

For the 12-month period ended December 31, 2004, John Hancock Large Cap Select Fund's Class A, Class B, Class C, Class I and Class R shares posted total returns of 5.17%, 4.40%, 4.40%, 5.54% and 4.98%, respectively, at net asset value. That compared with the 7.78% return of the average large-cap core fund, according to Lipper, Inc.1 and the 10.88% return for the Standard & Poor's 500 Index. Keep in mind that your net asset value will be different form the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

The main reason why the Fund lagged its Lipper peer group average and the S&P 500 Index stemmed from our strict focus on high-quality large-cap companies during a year when smaller, mid-cap and lower-quality stocks outperformed.

Leaders

Our investment philosophy centers on our preference for companies with strong business fundamentals, consistent earnings growth over time and stock prices at or below what we view as their estimated fair value. The rewards of that approach were most keenly demonstrated by the strong one-year returns of our holdings in companies such as Harley-Davidson Inc. Long-term shareholders will recall that we purchased the Harley shares in 2003 after their prices had fallen in response to concerns about the company's ability to top itself after a very strong 100th anniversary year. To the contrary, the company continued to post strong profit and earnings gains, revved up by higher gross margins and brisk sales of its brand-name motorcycles and accessories.


[Photos of John McCabe and Mark Trautman, flush right at top of page.]


Another winner was health care giant Johnson & Johnson, which reported a surge in profits driven in large measure by an increase in worldwide sales. The maker of contact lenses, surgical products, contraceptives and baby and skin care products got an added boost toward the end of the year on news that the company would acquire Guidant Corp, one of the world's top makers of cardiac devices and the first to launch a drug-eluting stent.

Our holdings in the Wm. Wrigley Jr. Co. also posted very strong returns for the year, thanks in part to the company's persistent ability to grow earnings at a fast clip. Investors also cheered the chewing-gum giant's decision to acquire confectionary brands from Kraft foods, including Life Savers and Altoids.

"...a few of our long-term holdings
 stumbled during the year."

Rounding out our list of best performers was Home Depot, the nation's largest home improvement store chain, which reported a significant jump in earnings on strong sales. Much of that sales improvement in the face of growing competition was attributable to the company's ability to improve the look of its stores, from enhanced lighting and new merchandise, to cleaner floors and the addition of self check-out lines and more helpful sales personnel.

Laggards

On the flip side, a few of our long-term holdings stumbled during the year. For example, our investments in Merck posted disappointing losses during the period due to the company's voluntary recall of Vioxx, a widely prescribed treatment for arthritis, in response to data showing that long-term use increased the risk of heart attack and stroke. Although we sold our shares in Merck, we continued to hold on to our investment in Pfizer, which experienced similar concerns over its drug Celebrex. Pfizer kept Celebrex on the market because data linking its drug to cardiovascular problems when taken at high doses didn't jibe with findings in several other studies. But one of our main reasons for holding Pfizer was that it, unlike Merck, continues to have a number of exciting products in its development pipeline, which we believe can help fuel earnings growth in the coming years.


[Table at top left-hand side of page entitled "Top five sectors." The first listing is Consumer staples 26%, the second is Consumer discretionary 18%, the third is Financials 14%, the fourth is Health care 13%, and the fifth is Industrials 13%.]


We also were disappointed by the share performance of our holdings in Coca-Cola, which stumbled when the company's new management team ratcheted down earnings expectations to more reasonable levels. We continue to have confidence in the management team's ability to execute by improving the nuts and bolts of its business.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 12-31-04." The chart is divided into two sections (from top to left): Common stocks 97% and Short-term investments & other 3%.]

Our shares in Cintas Corp., which provides specialized corporate services including uniforms, entrance mats and promotional products, stumbled a bit as employment growth remained lackluster. We're optimistic, however, that Cintas will return to previously higher growth rates, especially once the employment picture improves.

Outlook

We believe that high-quality large-cap stocks, particularly the ones we own, will have a lot working in their favor during 2005. First off, our view is that the global economy will continue to grow, but at a moderate -- not robust -- pace. In that type of environment,

[Table at top of page entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Period's performance...and what's behind the numbers." The first listing is Harley-Davidson followed by an up arrow with the phrase "Strong sales of motorcycles and accessories boost earnings." The second listing is Home Depot followed by an up arrow with the phrase "Better-looking stores fuel profits." The third listing is Merck followed by a down arrow with the phrase "Recall of arthritis treatment Vioxx hurts earnings."]


we believe that investors are more likely to gravitate toward high-quality, larger companies with a proven track record of providing consistent rates of earnings growth. These companies now are priced more in line with smaller, more risky companies than they were at the beginning of 2004. Additionally, many of the companies we own are multinational in nature and, as such, should continue to reap the benefits of the weak U.S. dollar compared with smaller, mostly U.S.-focused companies. Finally, a number of the companies we own have a lot of free cash flow, which we believe they could earmark for dividend payments. That, in turn, could attract more investors who are discouraged by the low rates of interest currently offered by many fixed-income investments and are encouraged by the recently reduced tax rate on many dividend payments.

"We believe that high-quality large-
 cap stocks, particularly the ones we
 own, will have a lot working in their
 favor during 2005."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT
PERFORMANCE

For the period ended
December 31, 2004

                              Class A 1    Class B      Class C      Class I 2    Class R 2
Inception date               12-31-64      8-25-03      8-25-03      8-25-03      11-3-03
Average annual returns with maximum sales charge (POP)
One year                        -0.11%       -0.60%        3.40%        5.54%        4.98%
Five years                       0.22           --           --           --           --
Ten years                       10.63           --           --           --           --
Since inception                    --         7.59        10.46        11.68         8.37

Cumulative total returns with maximum sales charge (POP)
One year                        -0.11        -0.60         3.40         5.54         4.98
Five years                       1.13           --           --           --           --
Ten years                      174.58           --           --           --           --
Since inception                    --        10.39        14.39        16.10         9.76

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5.00%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I and Class R shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund's current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund's Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 Effective August 22, 2003, shareholders of the former M.S.B. Fund, Inc.
  became owners of that number of full and fractional shares of Class A shares of the John Hancock Large Cap Select Fund. Additionally, the accounting and performance history of the former M.S.B. Fund, Inc. was redesignated as that of Class A of John Hancock Large Cap Select Fund.

2 For certain types of investors as described in the Fund's Class I and Class R share prospectuses.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

             Cum Value    Cum Value
               of $10K      of $10K      S&P 500
Plot Date     (No Load)     (W/Load)       Index

12-31-94       $10,000       $9,500      $10,000
1-31-95         10,112        9,610       10,259
6-30-95         11,246       10,688       12,021
12-31-95        12,497       11,876       13,758
6-30-96         13,923       13,231       15,147
12-31-96        15,144       14,392       16,917
6-30-97         17,458       16,590       20,403
12-31-97        19,518       18,548       22,561
6-30-98         22,509       21,391       26,556
12-31-98        25,657       24,382       29,008
6-30-99         26,958       25,619       32,600
12-31-99        27,142       25,794       35,112
6-30-00         26,190       24,889       34,963
12-31-00        28,683       27,258       31,915
6-30-01         26,621       25,299       29,778
12-31-01        27,613       26,242       28,122
6-30-02         25,923       24,635       24,421
12-31-02        23,451       22,286       21,907
6-30-03         24,326       23,117       24,483
12-31-03        27,473       26,108       28,190
6-30-04         28,353       26,944       29,161
12-31-04        28,893       27,458       31,258

[Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Standard & Poor's 500 Index and is equal to $31,258 as of December 31, 2004. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Large Cap Select Fund, without sales charge (NAV) and is equal to $28,893 as of December 31, 2004. The third line represents the value of the same hypothetical investment made in the John Hancock Large Cap Select Fund, with sales charge (POP) and is equal to $27,458 as of December 31, 2004.]


                          Class B    Class C 1    Class I 2    Class R 2
Period beginning          8-25-03    8-25-03      8-25-03      11-3-03

Without sales charge      $11,439    $11,439      $11,610      $10,976
With maximum sales charge  11,039     11,439       11,610       10,976
Index                      12,487     12,487       12,487       11,680

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C, Class I and Class R shares, respectively, as of December 31, 2004. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor's 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's Class I and Class R share prospectuses.

YOUR
EXPENSES

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

* Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

* Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund's actual ongoing operating expenses, and is based on your fund's actual return. It assumes an account value of $1,000.00 on June 30, 2004, with the same investment held until December 31, 2004.

Account value                            Expenses paid
$1,000.00           Ending value         during period
on 6-30-04          on 12-31-04         ended 12-31-04 1
--------------------------------------------------------
Class A               $1,019.10                  $6.70
Class B                1,014.80                  10.53
Class C                1,014.80                  10.56
Class I                1,020.50                   4.83
Class R                1,020.00                   5.33

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at December 31, 2004 by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

 --                                --      --              --
| My account value  /                |    | "expenses paid"  |      My
|                  / $1,000.00 = 8.6 | X $|                  | =  actual
|    $8,600.00    /                  |    |    from table    |   expenses
 --                                --      --              --

Hypothetical example for comparison purposes

This table allows you to compare your fund's ongoing operating expenses with those of any other fund. It provides an example of the Fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annual return before expenses (which is not your fund's actual return). It assumes an account value of $1,000.00 on June 30, 2004, with the same investment held until December 31, 2004. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

Account value                            Expenses paid
$1,000.00           Ending value         during period
on 6-30-04          on 12-31-04         ended 12-31-04 1
--------------------------------------------------------
Class A               $1,018.50                  $6.69
Class B                1,014.68                  10.53
Class C                1,014.66                  10.56
Class I                1,020.36                   4.82
Class R                1,019.86                   5.33

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund's annualized expense ratio of 1.32%, 2.08%, 2.08%, 0.95% and 1.05% for Class A, Class B, Class C, Class I and Class R, respectively, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 or 366] (to reflect the one-half year period).

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
December 31, 2004

This schedule is divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

Issuer                                                                                         Shares           Value
Common stocks 96.57%                                                                                      $77,186,520
(Cost $59,068,704)

Advertising 3.69%                                                                                           2,951,200
Omnicom Group, Inc.                                                                            35,000       2,951,200

Aerospace & Defense 2.88%                                                                                   2,301,200
General Dynamics Corp.                                                                         22,000       2,301,200

Asset Management & Custody Banks 3.50%                                                                      2,799,840
State Street Corp.                                                                             57,000       2,799,840

Brewers 3.49%                                                                                               2,790,150
Anheuser-Busch Cos., Inc.                                                                      55,000       2,790,150

Consumer Finance 2.82%                                                                                      2,254,800
American Express Co.                                                                           40,000       2,254,800

Data Processing & Outsourced Services 6.80%                                                                 5,435,150
Automatic Data Processing, Inc.                                                                65,000       2,882,750
First Data Corp.                                                                               60,000       2,552,400

Diversified Commercial Services 3.07%                                                                       2,456,160
Cintas Corp. (L)                                                                               56,000       2,456,160

Food Distributors 4.06%                                                                                     3,244,450
SYSCO Corp. (L)                                                                                85,000       3,244,450

Health Care Distributors 2.91%                                                                              2,326,000
Cardinal Health, Inc.                                                                          40,000       2,326,000

Home Improvement Retail 4.28%                                                                               3,419,200
Home Depot, Inc. (The)                                                                         80,000       3,419,200

Household Products 3.79%                                                                                    3,029,400
Procter & Gamble Co. (The)                                                                     55,000       3,029,400

Hypermarkets & Super Centers 3.96%                                                                          3,169,200
Wal-Mart Stores, Inc.                                                                          60,000       3,169,200

See notes to
financial statements.


10


FINANCIAL STATEMENTS

Issuer                                                                                         Shares           Value
Industrial Conglomerates 4.11%                                                                             $3,285,000
General Electric Co.                                                                           90,000       3,285,000

Industrial Machinery 2.90%                                                                                  2,317,000
Illinois Tool Works, Inc.                                                                      25,000       2,317,000

Insurance Brokers 4.40%                                                                                     3,516,000
Berkshire Hathaway, Inc. (Class A) (I)                                                             40       3,516,000

Integrated Oil & Gas 2.89%                                                                                  2,306,700
Exxon Mobil Corp.                                                                              45,000       2,306,700

Motorcycle Manufacturers 3.80%                                                                              3,037,500
Harley-Davidson, Inc.                                                                          50,000       3,037,500

Other Diversified Financial Services 3.32%                                                                  2,649,900
Citigroup, Inc.                                                                                55,000       2,649,900

Packaged Foods & Meats 3.64%                                                                                2,905,980
Wrigley (Wm.) Jr. Co. (L)                                                                      42,000       2,905,980

Pharmaceuticals 10.25%                                                                                      8,194,340
Abbot Laboratories                                                                             57,000       2,659,050
Johnson & Johnson                                                                              47,000       2,980,740
Pfizer, Inc.                                                                                   95,000       2,554,550

Publishing 3.07%                                                                                            2,451,000
Gannett Co., Inc.                                                                              30,000       2,451,000

Restaurants 3.19%                                                                                           2,551,900
Wendy's International, Inc. (L)                                                                65,000       2,551,900

Soft Drinks 6.91%                                                                                           5,524,100
Coca-Cola Co. (The)                                                                            70,000       2,914,100
PepsiCo, Inc.                                                                                  50,000       2,610,000

Systems Software 2.84%                                                                                      2,270,350
Microsoft Corp.                                                                                85,000       2,270,350

See notes to
financial statements.


11


FINANCIAL STATEMENTS

                                                                                Interest    Par value
Issuer, description, maturity date                                              rate            (000)           Value
Short-term investments 16.10%                                                                             $12,867,467
(Cost $12,867,467)

Joint Repurchase Agreement 3.49%                                                                            2,789,000
Investment in a joint repurchase agreement transaction
with Morgan Stanley -- Dated 12-31-04, due 01-03-05
(secured by U.S. Treasury Inflation Indexed Bond 3.875%
due 04-15-29)                                                                   1.600%         $2,789       2,789,000

                                                                                               Shares
Cash Equivalents 12.61%                                                                                    10,078,467
AIM Cash Investment Trust (T)                                                              10,078,467      10,078,467

Total investments 112.67%                                                                                 $90,053,987

Other assets and liabilities, net (12.67%)                                                               ($10,126,419)

Total net assets 100.00%                                                                                  $79,927,568


(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of December 31, 2004.

(T) Represents investment of securities lending collateral.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

PORTFOLIO
CONCENTRATION

December 31, 2004
(unaudited)

This table shows the
Fund's investments
as a percentage
of net assets,
aggregated by
various industries.

Industry distribution                Value as a percentage of Fund's net assets
-------------------------------------------------------------------------------
Consumer discretionary                                                   18.03%
Consumer staples                                                         25.85
Energy                                                                    2.89
Financials                                                               14.04
Health care                                                              13.16
Industrials                                                              12.96
Information technology                                                    9.64
Short-term investments                                                   16.10

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

December 31, 2004

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

Assets
Investments, at value (cost $71,936,171)
including $9,880,850 of securities loaned                         $90,053,987
Cash                                                                      613
Receivable for shares sold                                             52,908
Dividends and interest receivable                                      83,714
Receivable from affiliates                                             11,969
Other assets                                                           16,935

Total assets                                                       90,220,126

Liabilities
Payable for shares repurchased                                        111,637
Payable upon return of securities loaned                           10,078,467
Payable to affiliates
Management fees                                                        50,286
Distribution and service fees                                           2,299
Other                                                                  14,239
Other payables and accrued expenses                                    35,630

Total liabilities                                                  10,292,558

Net assets
Capital paid-in                                                    61,726,856
Accumulated net realized gain on investments                           61,647
Net unrealized appreciation of investments                         18,117,816
Accumulated net investment income                                      21,249

Net assets                                                        $79,927,568

Net asset value per share
Based on net asset values and shares outstanding --
the Fund has an unlimited number of shares
authorized with no par value
Class A ($64,786,193 [DIV] 3,513,837 shares)                           $18.44
Class B ($6,044,343 [DIV] 329,731 shares)                              $18.33
Class C ($5,650,534 [DIV] 308,350 shares)                              $18.33
Class I ($3,279,348 [DIV] 177,616 shares)                              $18.46
Class R ($167,150 [DIV] 9,061 shares)                                  $18.45

Maximum offering price per share
Class A 1 ($18.44 [DIV] 95%)                                           $19.41

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
December 31, 2004

This Statement
of Operations
summarizes the
Fund's investment
income earned and
expenses incurred
in operating the
Fund. It also
shows net gains
(losses) for the
period stated.

Investment income
Dividends                                                          $1,214,765
Interest                                                               43,670
Securities lending                                                      6,194

Total investment income                                             1,264,629

Expenses
Investment management fees                                            524,796
Class A distribution and service fees                                 150,010
Class B distribution and service fees                                  44,337
Class C distribution and service fees                                  23,246
Class R distribution and service fees                                     442
Class A, B and C transfer agent fees                                  129,246
Class I transfer agent fees                                             1,545
Class R transfer agent fees                                               204
Registration and filing fees                                           81,161
Custodian fees                                                         26,423
Professional fees                                                      21,441
Accounting and legal services fees                                     18,271
Printing                                                               13,798
Miscellaneous                                                          12,621
Trustees' fees                                                            399
Securities lending fees                                                   176

Total expenses                                                      1,048,116
Less expense reductions                                               (69,331)

Net expenses                                                          978,785

Net investment income                                                 285,844

Realized and unrealized gain

Net realized gain on investments                                      782,917
Change in net unrealized appreciation
(depreciation) of investments                                       2,582,256

Net realized and unrealized gain                                    3,365,173

Increase in net assets from operations                             $3,651,017


See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund's net assets
has changed
during the last
two  periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
the net of Fund
share transactions.
                                                    Year          Year
                                                   ended         ended
                                                12-31-03      12-31-04
Increase (decrease) in net assets
From operations

Net investment income (loss)                    ($11,600)     $285,844
Net realized gain                                498,352       782,917
Change in net unrealized
appreciation (depreciation)                    8,051,553     2,582,256

Increase in net assets resulting
from operations                                8,538,305     3,651,017

Distributions to shareholders
From net investment income
Class A                                               --      (239,143)
Class I 1                                             --       (25,351)
Class R 1                                             --          (126)
From capital gains
Class A                                         (265,814)     (727,126)
Class B 1                                         (6,809)      (69,066)
Class C 1                                         (2,276)      (62,061)
Class I 1                                        (14,371)      (36,252)
Class R 1                                           (538)       (1,785)
                                                (289,808)   (1,160,910)
From Fund share transactions                   2,277,984    17,107,537

Net assets
Beginning of period                           49,803,443    60,329,924

End of period 2                              $60,329,924   $79,927,568

1 Class B, Class C and Class I began operations on 8-25-03. Class R shares began operations on 11-3-03.

2 Includes accumulated net investment income of none and $21,249, respectively.


See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

Period ended                                          12-31-00 1   12-31-01 1   12-31-02 1   12-31-03 2   12-31-04
Per share operating performance
Net asset value,
beginning of period                                     $21.09      $20.74        $18.78       $15.27       $17.80
Net investment income (loss) 3                              -- 4     (0.03)           -- 4      (0.01)        0.08
Net realized and unrealized
gain (loss) on investments                                1.18       (0.74)        (2.83)        2.63         0.84
Total from
investment operations                                     1.18       (0.77)        (2.83)        2.62         0.92
Less distributions
From net investment income                                  --          --            --           --        (0.07)
From net realized gain                                   (1.53)      (1.19)        (0.68)       (0.09)       (0.21)
                                                         (1.53)      (1.19)        (0.68)       (0.09)       (0.28)
Net asset value, end of period                          $20.74      $18.78        $15.27       $17.80       $18.44
Total return 5,6 (%)                                      5.68       (3.73)       (15.08)       17.15         5.17

Ratios and supplemental data
Net assets, end of period
(in millions)                                              $64         $59           $50          $55          $65
Ratio of expenses
to average net assets (%)                                 1.31        1.44          1.38         1.51         1.34
Ratio of adjusted expenses
to average net assets 7 (%)                               1.43        1.52          1.48         1.89         1.44
Ratio of net investment income (loss)
to average net assets (%)                                (0.01)      (0.14)        (0.01)       (0.03)        0.45
Portfolio turnover (%)                                      15          13            18           22           13

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS B SHARES

Period ended                                          12-31-03 8  12-31-04
Per share operating performance
Net asset value,
beginning of period                                     $16.29      $17.76
Net investment loss 3                                    (0.03)      (0.03)
Net realized and unrealized
gain on investments                                       1.59        0.81
Total from
investment operations                                     1.56        0.78
Less distributions
From net realized gain                                   (0.09)      (0.21)
Net asset value, end of period                          $17.76      $18.33
Total return 5,6 (%)                                      9.57 9      4.40

Ratios and supplemental data
Net assets, end of period
(in millions)                                               $2          $6
Ratio of expenses
to average net assets (%)                                 2.13 10     2.09
Ratio of adjusted expenses
to average net assets 7 (%)                               3.02 10     2.19
Ratio of net investment
loss to average net assets (%)                           (0.49) 10   (0.18)
Portfolio turnover (%)                                      22          13

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS C SHARES

Period ended                                          12-31-03 8  12-31-04
Per share operating performance
Net asset value,
beginning of period                                     $16.29      $17.76
Net investment loss 3                                    (0.03)         -- 4
Net realized and unrealized
gain on investments                                       1.59        0.78
Total from
investment operations                                     1.56        0.78
Less distributions
From net realized gain                                   (0.09)      (0.21)
Net asset value, end of period                          $17.76      $18.33
Total return 5,6 (%)                                      9.57 9      4.40

Ratios and supplemental data
Net assets, end of period
(in millions)                                               $1          $6
Ratio of expenses
to average net assets (%)                                 2.13 10     2.09
Ratio of adjusted expenses
to average net assets 7 (%)                               3.02 10     2.19
Ratio of net investment loss
to average net assets (%)                                (0.45) 10   (0.01)
Portfolio turnover (%)                                      22          13

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS I SHARES

Period ended                                          12-31-03 8  12-31-04
Per share operating performance
Net asset value,
beginning of period                                     $16.29      $17.83
Net investment income 3                                   0.04        0.15
Net realized and unrealized
gain on investments                                       1.59        0.84
Total from
investment operations                                     1.63        0.99
Less distributions
From net investment income                                  --       (0.15)
From net realized gain                                   (0.09)      (0.21)
                                                         (0.09)      (0.36)
Net asset value, end of period                          $17.83      $18.46
Total return 5,6 (%)                                     10.00 9      5.54

Ratios and supplemental data
Net assets, end of period
(in millions)                                               $3          $3
Ratio of expenses
to average net assets (%)                                 0.95 10     0.95
Ratio of adjusted expenses
to average net assets 7 (%)                               1.84 10     1.05
Ratio of net investment income
to average net assets (%)                                 0.61 10     0.83
Portfolio turnover (%)                                      22          13

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS R SHARES

Period ended                                          12-31-03 8  12-31-04
Per share operating performance
Net asset value,
beginning of period                                     $17.10      $17.79
Net investment income (loss) 3                           (0.02)       0.07
Net realized and unrealized
gain on investments                                       0.80        0.81
Total from
investment operations                                     0.78        0.88
Less distributions
From net investment income                                  --       (0.01)
From net realized gain                                   (0.09)      (0.21)
                                                         (0.09)      (0.22)
Net asset value, end of period                          $17.79      $18.45
Total return 5,6 (%)                                      4.56 9      4.98

Ratios and supplemental data
Net assets, end of period
(in millions)                                               -- 11       -- 11
Ratio of expenses
to average net assets (%)                                 1.88 10     1.44
Ratio of adjusted expenses
to average net assets 7 (%)                               2.77 10     1.54
Ratio of net investment income (loss)
to average net assets (%)                                (0.27) 10    0.40
Portfolio turnover (%)                                      22          13

 1 Audited by previous auditor.

 2 Effective 8-25-03, shareholders of the former M.S.B. Fund, Inc. became owners of an equal number of full and fractional Class A shares of John Hancock Large Cap Select Fund. Additionally, the accounting and performance history of the former M.S.B. Fund, Inc. was redesignated as that of Class A of John Hancock Large Cap Select Fund.

 3 Based on the average of the shares outstanding.

 4 Less than $0.01 per share.

 5 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 6 Total returns would have been lower had certain expenses not been reduced during the periods shown.

 7 Does not take into consideration expense reductions during the periods shown.

 8 Class B, Class C and Class I shares began operations on 8-25-03. Class R shares began operations on 11-3-03.

 9 Not annualized.

10 Annualized.

11 Less than $500,000.

See notes to
financial statements.

NOTES TO
STATEMENTS

Note A
Accounting policies

John Hancock Large Cap Select Fund (the "Fund") is a diversified series of John Hancock Capital Series, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C, Class I and Class R shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments, which have a remaining maturity of 60 days or less, may be valued at amortized cost which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I and Class R shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended December 31, 2004.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On December 31, 2004, the Fund loaned securities having a market value of $9,880,850 collateralized by cash in the amount of $10,078,467. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. During the year ended December 31, 2003, the tax character of distributions paid was as follows: long-term capital gain income of $289,808. During the year ended December 31, 2004, the tax character of distributions paid was as follows: ordinary income $264,620 and long-term capital gains $896,290. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of December 31, 2004, the components of distributable earnings on a tax basis included $21,272 of undistributed ordinary income and $61,647 of undistributed long-term gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the

United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a daily management fee to the Adviser at an annual rate of 0.75% of the Fund's average daily net asset value. The Adviser has a subadvisory agreement with Shay Assets Management, Inc. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has agreed to limit the Fund's total expenses, excluding the distribution and service fees and transfer agent fees, to 0.90% of the Fund's average daily net asset value, on an annual basis, and total expenses on Class A shares to 1.38% of Class A average daily net asset value, on an annual basis, at least until February 28, 2006. Accordingly, the expense reductions, related to limitation of the Fund's total expenses, amounted to $69,331 for the year ended December 31, 2004. The Adviser reserves the right to terminate these limitations in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C and Class R, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net asset value, 1.00% of Class B and Class C average daily net asset value and 0.50% of Class R average daily net asset value. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. In addition, under a Service Plan for Class R shares, the Fund pays up to 0.25% of Class R average daily net asset value for certain other services.

Class A shares are assessed up-front sales charges. During the year ended December 31, 2004, JH Funds received net up-front sales charges of $162,443 with regard to sales of Class A shares. Of this amount, $25,393 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $121,461 was paid as sales commissions to unrelated broker-dealers and $15,589 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. Prior to July 15, 2004, Class C shares were assessed up-front sales charges. During the year ended December 31, 2004, JH Funds received net up-front sales charges of $61,773 with regard to sales of Class C shares. Of this amount, $61,545 was paid as sales commissions to unrelated broker-dealers and $228 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended December 31, 2004, CDSCs received by JH Funds amounted to $10,219 for Class B shares and $1,095 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares the Fund pays a monthly transfer agent fee at a total annual rate of 0.05% of Class I average daily net asset value. For Class R shares the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of Class R average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. The Adviser has agreed to limit the transfer agent fees on Class A, Class B and Class C shares to 0.23% of each class's average daily net asset value at least until February 28, 2006. In addition, Signature Services agreed to voluntarily reduce the Fund's asset-based portion of the transfer agent fee if the total transfer agent fee exceeds the Lipper Inc. median transfer agency fee for comparable mutual funds by 0.05%. There were no transfer agent fee reductions during the year ended December 31, 2004. Signature Services reserves the right to terminate these limitations at any time.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $18,271. The Fund also paid the Adviser the amount of $1,268 for certain publishing services, included in the printing fees.

The Adviser and other subsidiaries of JHLICo owned 5,848 Class R shares of beneficial interest of the Fund on December 31, 2004.

Mr. James A. Shepherdson is a director and officer of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                                 Year ended 12-31-03           Year ended 12-31-04
                              Shares          Amount        Shares          Amount
Class A shares
Sold                         294,288      $4,741,149       692,572     $12,490,897
Distributions reinvested      13,176         227,951        45,694         836,202
Repurchased                 (471,838)     (7,539,050)     (322,560)     (5,800,880)
Net increase (decrease)     (164,374)    ($2,569,950)      415,706      $7,526,219

Class B shares 1
Sold                          88,446      $1,509,473       329,288      $5,925,161
Distributions reinvested         380           6,558         3,575          65,060
Repurchased                   (4,174)        (72,031)      (87,784)     (1,566,225)
Net increase                  84,652      $1,444,000       245,079      $4,423,996

Class C shares 1
Sold                          34,361        $586,367       288,497      $5,157,947
Distributions reinvested         102           1,771         3,080          56,057
Repurchased                     (206)         (3,495)      (17,484)       (316,100)
Net increase                  34,257        $584,643       274,093      $4,897,904

Class I shares 1
Sold                         169,647      $2,766,042        16,376        $297,981
Distributions reinvested         829          14,371         3,361          61,603
Repurchased                   (3,992)        (67,303)       (8,605)       (151,314)
Net increase                 166,484      $2,713,110        11,132        $208,270

Class R shares 1
Sold                           6,205        $106,150         2,930         $52,455
Distributions reinvested           2              31            33             600
Repurchased                       --              --          (109)         (1,907)
Net increase                   6,207        $106,181         2,854         $51,148

Net increase                 127,226      $2,277,984       948,864     $17,107,537

1 Class B, Class C and Class I began operations on 8-25-03. Class R shares began operations on 11-3-03.

Note D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2004, aggregated $24,624,958 and $8,432,562, respectively.

The cost of investments owned on December 31, 2004, including short-term investments, for federal income tax purposes was $71,936,171. Gross unrealized appreciation and depreciation of investments aggregated $19,259,889 and $1,142,073, respectively, resulting in net unrealized appreciation of $18,117,816.

Note E
Reclassification
of accounts

During the year ended December 31, 2004, the Fund reclassified amounts to reflect an increase in accumulated net realized gain on investments of $58, an increase in accumulated net investment income of $25 and a decrease in capital paid-in of $83. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2004. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, and book and tax differences in accounting for deferred compensation. The calculation of net investment income (loss) per share in the Fund's Financial Highlights excludes these adjustments.

Shareholder meeting (unaudited)

On December 1, 2004, a Special Meeting of shareholders of the Fund was held to elect nine Trustees, effective January 1, 2005.

Proxies covering 2,645,774 shares of beneficial interest were voted at the meeting.

The shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                              WITHHELD
                              FOR            AUTHORITY
-------------------------------------------------------
James F. Carlin               2,574,095         71,679
Richard P. Chapman, Jr.       2,575,600         70,174
William H. Cunningham         2,571,218         74,556
Ronald R. Dion                2,574,655         71,119
Charles L. Ladner             2,575,912         69,862
Dr. John A. Moore             2,578,451         67,323
Patti McGill Peterson         2,574,289         71,485
Steven R. Pruchansky          2,572,302         73,472
James A. Shepherdson          2,576,293         69,481

AUDITORS'
REPORT

Report of
Independent
Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Large Cap Select Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Large Cap Select Fund (the "Fund") at December 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2002, were audited by other independent auditors, whose report dated January 31, 2003 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 17, 2005

TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2004.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2004, 100% of the dividends qualifies for the corporate dividends-received deduction.

The Fund has designated to shareholders $896,290 as a long-term capital gain dividend.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2004.

Shareholders will be mailed a 2004 U.S. Treasury Department Form 1099-DIV in January 2005. This will reflect the total of all distributions that are taxable for calendar year 2004.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
Charles L. Ladner, 2 Born: 1938                                                             2004                49
Independent Chairman (since 2004); Chairman and Trustee, Dunwoody
Village, Inc. (retirement services) (until 2003); Senior Vice President and
Chief Financial Officer, UGI Corporation (public utility holding company)
(retired 1998); Vice President and Director for AmeriGas, Inc. (retired
1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History
Association (since 2001).

James F. Carlin, Born: 1940                                                                 2005                49
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since
1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc.
(since 1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (since 1996); Director and Treasurer, Rizzo Associates
(engineering) (until 2000); Chairman and CEO, Carlin Consolidated, Inc.
(management/investments) (since 1987); Director and Partner, Proctor Carlin
& Co., Inc. (until 1999); Trustee, Massachusetts Health and Education Tax
Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp.
(until 2001), Arbella Mutual (insurance) (until 2000), HealthPlan Services,
Inc. (until 1999), Flagship Healthcare, Inc. (until 1999), Carlin Insurance
Agency, Inc. (until 1999); Chairman, Massachusetts Board of Higher Education
(until 1999).

Richard P. Chapman, Jr., 2 Born: 1935                                                       2003                39
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove, Born: 1933                                                             2003                39
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc. (financial reinsurance) (until 2004); Director, Hudson City Savings Bank
(since 1995); Director, Hudson City Bancorp (since 1999); Trustee, Scholarship
Fund for Inner City Children (since 1986).


30


Independent Trustees (continued)

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
William H. Cunningham, Born: 1944                                                           2005                49
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (until 2004), STC Broadcasting,
Inc. and Sunrise Television Corp. (electronic manufacturing) (until 2001),
Symtx, Inc. (electronic manufacturing) (since 2001), Adorno/Rogers Technology,
Inc. (until 2004), Pinnacle Foods Corporation (until 2003), rateGenius (Internet service) (until 2003), Jefferson-Pilot Corporation (diversified life insurance company) (since 1985), New Century Equity Holdings (formerly Billing Concepts)
(until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc.
(until 2000), Metamor Worldwide (until 2000), AskRed.com (until 2001),
Southwest Airlines (since 2000) and Introgen (since 2000); Advisory Director,
Q Investments (until 2003); Advisory Director, Chase Bank (formerly Texas
Commerce Bank -- Austin) (since 1988), LIN Television (since 2002), WilTel
Communications (until 2003) and Hayes Lemmerz International, Inc.
(diversified automotive parts supply company) (since 2003).

Ronald R. Dion, Born: 1946                                                                  2005                49
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, Boston Stock Exchange; Director, BJ's
Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee,
Emmanuel College.

John A. Moore, 2 Born: 1939                                                                 2003                49
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Chief Scientist, Sciences
International (health research) (until 2003); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

Patti McGill Peterson, 2 Born: 1943                                                         2003                49
Executive Director, Council for International Exchange of Scholars and
Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1998); Former President of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (until 2003); Director, Ford
Foundation, International Fellowships Program (since 2002); Director,
Lois Roth Endowment (since 2002); Director, Council for International
Educational Exchange (since 2003).

Steven Pruchansky, Born: 1944                                                               2005                49
Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of
Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC
(real estate) (since 2001); Director, First Signature Bank & Trust Company
(until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell
Building Corp. (until 1991).


31


Independent Trustees (continued)

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
Norman H. Smith, Born: 1933                                                                 2005                47
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

Non-Independent Trustees 3

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
James A. Shepherdson, Born: 1952                                                            2004                49
President and Chief Executive Officer
Executive Vice President, Manulife Financial Corporation (since 2004);
Director, President and Chief Executive Officer, John Hancock Advisers, LLC
(the "Adviser") and The Berkeley Financial Group, LLC ("The Berkeley Group")
(holding company); Director, President and Chief Executive Officer, John
Hancock Funds, LLC ("John Hancock Funds"); President, Director and Chief
Executive Officer, Sovereign Asset Management Corporation ("SAMCorp");
Director, Chairman and President, NM Capital Management, Inc.; President,
John Hancock Retirement Services, John Hancock Life Insurance Company
(until 2004); Chairman, Essex Corporation (until 2004); Co-Chief Executive
Officer, MetLife Investors Group (until 2003); Senior Vice President,
AXA/Equitable Insurance Company (until 2000).


Principal officers who are not Trustees

Name, age
Position(s) held with Fund                                                                                      Officer
Principal occupation(s) and                                                                                     of Fund
directorships during past 5 years                                                                               since
William H. King, Born: 1952                                                                                     2003
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     2003
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Director, Senior
Vice President and Secretary, NM Capital Management, Inc.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

  The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-independent Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

For more information

The Fund's proxy voting policies, procedures and records are available without charge, upon request:

By phone            On the Fund's Web site        On the SEC's Web site

1-800-225-5291      www.jhfunds.com/proxy         www.sec.gov


Investment adviser

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Subadviser

Shay Assets Management, Inc.
230 West Monroe Street
Chicago, Illinois 60606

Principal distributor

John Hancock Funds, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer agent

John Hancock Signature
Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Legal counsel

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

Independent registered
public accounting firm
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110


The Fund's investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291, or visit the Fund's Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.


How to contact us

Internet     www.jhfunds.com

Mail         Regular mail:                       Express mail:

             John Hancock                        John Hancock
             Signature Services, Inc.            Signature Services, Inc.
             1 John Hancock Way, Suite 1000      Mutual Fund Image Operations
             Boston, MA 02217-1000               529 Main Street
                                                 Charlestown, MA 02129

Phone        Customer service representatives    1-800-225-5291
             24-hour automated information       1-800-338-8080
             TDD line                            1-800-554-6713


A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarte r on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission's Web site, www.sec.gov.

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of
the shareholders of John Hancock
Large Cap Select Fund.

4900A  12/04
        2/05

ITEM 2.  CODE OF ETHICS.

As of the end of the period, December 31, 2004, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Senior Financial Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant's annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $71,550 for the fiscal year ended December 31, 2003 (broken out as follows:
John Hancock Classic Fund - $17,000, John Hancock Core Equity Fund - $18,300, John Hancock Large Cap Select Fund - $17,750 and John Hancock U.S. Global Leaders Growth Fund - $18,500) and $75,050 for the fiscal year ended December 31, 2004 (broken out as follows: John Hancock Classic Fund - $17,850, John Hancock Core Equity Fund - $19,200, John Hancock Large Cap Select Fund - $18,600 and John Hancock U.S. Global Leaders Growth Fund - $19,400). These fees were billed to the registrant and were approved by the registrant's audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended December 31, 2003 and fiscal year ended December 31, 2004 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning ("tax fees") amounted to $10,950 for the fiscal year ended December 31, 2003 (broken out as follows: John Hancock Classic Fund - $3,000, John Hancock Core Equity Fund - $2,200, John Hancock Large Cap Select Fund - $2,250 and John Hancock U.S. Global Leaders Growth Fund - $3,500) and $11,550 for the fiscal year ended December 31, 2004 (broken out as follows:
John Hancock Classic Fund - $3,150, John Hancock Core Equity Fund - $2,300, John Hancock Large Cap Select Fund - $2,400 and John Hancock U.S. Global Leaders Growth Fund - $3,700). The nature of the services comprising the tax fees was the review of the registrant's income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

There were no other fees during the fiscal year ended December 31, 2003 and fiscal year ended December 31, 2004 billed to the registrant or to the control affiliates.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2003 and December 31, 2004 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant's principal accountant, for the fiscal year ended December 31, 2004, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $10,950 for the fiscal year ended December 31, 2003 and $123,012 for the fiscal year ended December 31, 2004.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds - Administration Committee Charter.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(2) Contact person at the registrant.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Capital Series


By:
    ------------------------------
    James A. Shepherdson
    President and Chief Executive Officer

Date:    February 17, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:
    ------------------------------
    James A. Shepherdson
    President and Chief Executive Officer

Date:    February 17, 2005


By:
    ------------------------------
    William H. King
    Vice President and Treasurer

Date:    February 17, 2005